UNITED
STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Brown-Forman Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Old No.7 BRAND
JACK DANIEL'S
Old No.7 BRAND
Tennessee
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WHISKEY
70cl 40% Vol.
DISTILLED AND BOTTLED BY
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LYNCHBURG, TENNESSEE 37352 U.S.A.

BROWN-FORMAN

BOLDER. BETTER. TOGETHER.

BROWN-FORMAN BOLDER. BETTER. TOGETHER. 2023 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OUR GLOBAL Perspective

5,600
EMPLOYEES
on 6 continents

170+
COUNTRIES
where our brands are sold

53%
OF SALES
outside the U.S.

25+
PRODUCTION FACILITIES
around the world

THESE THREE WORDS CAPTURE THE ESSENCE OF OUR BUSINESS AND CULTURE. OUR GLOBAL Perspective 5,600 170+ 53% 25+ EMPLOYEES COUNTRIES OF SALES PRODUCTION FACILITIES on 6 continents where our brands are sold outside the U.S. around the world

Dear Brown-Forman Stockholder: It is our pleasure to invite you to attend Brown-Forman Corporation's 2023 Annual Meeting of Stockholders on Thursday, July 27, 2023, at 9:30 A.M. (Eastern Daylight Time). The meeting will be held in person at the Kentucky Center for the Performing Arts in Louisville, Kentucky. Please see the Notice of Annual Meeting on page 3 for more information. Your vote is important to us. Please complete and return your proxy card, or vote by telephone or online as soon as possible, even if you plan to attend the Annual Meeting in person. We hope you join us on July 27. On behalf of the Board of Directors, thank you for your continued support. Very truly yours, CAMPBELL P. BROWN Chair of the Board of Directors LAWSON E. WHITING President and Chief Executive Officer June 23, 2023

NOTICE OF ANNUAL MEETING of Stockholders DATE: Thursday, July 27, 2023 TIME: 9:30 A.M. (Eastern Daylight Time) LOCATION: The Annual Meeting will be held in person at: Kentucky Center for the Performing Arts 501 West Main Street Louisville, Kentucky 40202 Purpose We are holding this meeting to: elect the eleven directors named in this Proxy Statement; hold an advisory vote to approve the compensation of the company's named executive officers; hold an advisory vote on the frequency of future advisory votes to approve the compensation of the company's named executive officers; ratify the selection of the independent registered public accounting firm for fiscal 2024; and transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. Record Date Holders of record of Class A common stock at the close of business on June 12, 2023, are entitled to vote at the Annual Meeting or any adjournment or postponement thereof. Voting Your vote is very important. Even if you plan to attend the Annual Meeting in person, we encourage you to complete, sign, and date the enclosed proxy card and return it in the enclosed envelope, or you may submit your proxy by telephone at (800) 690 6903 or online at www.proxyvote.com before the Annual Meeting so your shares are represented and voted at the meeting. Submitting your proxy in advance will not prevent you from voting your shares in person at the Annual Meeting if you wish, since your vote by proxy is revocable at your option. Instructions on telephone and online voting are on the proxy card enclosed with this Proxy Statement. Louisville, Kentucky June 23, 2023 By order of the Board of Directors Jaileah X. Huddleston, Secretary ATTENDING THE ANNUAL MEETING We are committed to providing a safe, secure environment for our stockholders, directors, employees, and guests. Please observe the following procedures if you plan to attend the Annual Meeting. Before the meeting: Please register by July 13, 2023, to attend the Annual Meeting in person. You may register online at ams.b-f.com or by contacting Chase Sanders, Senior Investor Relations Analyst, at (502) 774-6504 or by email at Investor_Relations@b-f.com. When you arrive: Parking is available at the Kentucky Center garage located on Sixth Street between Main Street and River Road. Check-in will begin at 8:30 A.M. (Eastern Daylight Time) in the main lobby of the Kentucky Center for the Performing Arts, accessible by elevator from the Kentucky Center garage. What to bring: Please bring a photo ID. If your shares are registered in the name of a bank, broker, or other holder of record, please also bring documentation of your stock ownership (such as the voting instruction form that was sent to you or a brokerage statement) at the close of business on June 12, 2023, the record date for the Annual Meeting. Seating is limited. If you do not register in advance, you may still be admitted, if seats are available, by presenting a photo ID along with your proxy card, voting instruction form, brokerage statement, or other documentation of stock ownership at the close of business on the record date for the Annual Meeting. IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 27, 2023: The Notice of Annual Meeting, Proxy Statement, and Integrated Annual Report, which includes our Annual Report on Form 10-K for fiscal 2023, are available at investors.brown-forman.com and at proxyvote.com. BROWN-FORMAN 2023 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

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4

1		Letter to Stockholders
3		Notice of Annual Meeting of Stockholders
6		Proxy Summary
8		Annual Meeting Information
11		Corporate Governance

	11	Our Board of Directors

	11	Selection of Directors

	12	Board Composition

	14	Leadership Structure

	15	Board Guidelines and Procedures

	16	Board Committees

	18	Board’s Role in Risk Oversight

	18	Best Practices

	19	Our Controlling Family Stockholders

21		Our Integrated Strategy

22		Proposal 1: Election of Directors
26		Director Compensation

29		Proposal 2: Advisory Vote to Approve the Compensation of Our Named Executive Officers

30		Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation of Our Named Executive Officers

31		Proposal 4: Ratification of the Selection of the Independent Registered Public Accounting Firm for Fiscal 2024

32		Compensation Discussion and Analysis

	32	Executive Summary

	34	Overview of Our Compensation Program

	36	The Role of Our Compensation Committee

	38	Target Compensation

	40	Awards and Payouts in Fiscal 2023: Fixed and Short-Term Compensation

	42	Short-Term Compensation Payouts in Fiscal 2023

	43	Awards and Payouts in Fiscal 2023: Long-Term Compensation

	47	Other Compensation Elements

	48	Compensation Policies and Practices
49		Compensation Committee Report
50		Compensation Tables

	50	Summary Compensation

	52	Grants of Plan-Based Awards

	53	Outstanding Equity Awards

	55	Option Exercises and Stock Vested

	55	Pension Benefits

	57	Non-Qualified Deferred Compensation

	57	Potential Payments Upon Termination or Change in Control

	58	Change in Control and Termination Upon Change in Control
60		Stock Ownership
63		Pay Ratio Disclosure
64		Pay Versus Performance
66		Audit Matters
69		Other Information
70		Appendix A: Non-GAAP Financial Measures

5

PROXY Summary This section highlights information that we discuss in more detail further in this Proxy Statement. As it is only a summary, we encourage you to read the entire Proxy Statement before you vote. Annual Meeting of Stockholders DATE: Thursday, July 27, 2023 TIME: 9:30 A.M. (Eastern Daylight Time) LOCATION: The Annual Meeting will be held in person at: Kentucky Center for the Performing Arts 501 West Main Street Louisville, Kentucky 40202 DATE OF DISTRIBUTION: The Notice of Annual Meeting of Stockholders, Proxy Statement, and proxy card will first be made available or mailed on or about June 23, 2023. Proposals for Stockholder Voting Proposal Our Board’s voting recommendation Election of eleven directors WHERE TO FIND DETAILS: Pages 22-28 FOR all nominees Advisory vote to approve the compensation of the company’s named executive officers WHERE TO FIND DETAILS: Page 29 FOR the proposal Advisory vote on the frequency of future advisory votes to approve the compensation of the company’s named executive officers WHERE TO FIND DETAILS: Page 30 FOR “EVERY THREE YEARS” as the frequency of future advisory votes on executive compensation Ratification of the selection of the independent registered public accounting firm for fiscal 2024 WHERE TO FIND DETAILS: Page 31 FOR ratification In addition, stockholders may be asked to vote on any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. Performance and Compensation Highlights At Brown-Forman, we stand by our ambition: “Nothing Better in the Market.” To deliver that level of value for our stockholders, we need to attract, motivate, reward, and retain a talented and diverse team of executives prepared to lead those efforts. We believe that our executive compensation program, described in this Proxy Statement, allows us to do just that-by linking executive pay to our company’s performance, both during the most recent fiscal year and over time. The charts on page 32 compare basic trends in our company’s performance with trends in the compensation of our President and Chief Executive Officer, Lawson E. Whiting. We use a variety of financial measurements to show the long-term value that strong leadership generates for our stockholders.

Our Director Nominees to the Board

Board Nominees — Committee Membership as of April 30, 2023

Nominee Name & Occupation	Director Since	Director Category	Audit	Comp	Corp Gov & Nom	Exec
Campbell P. Brown Chair of the Board, Brown-Forman	2016	B			●	C
Elizabeth M. Brown President, DendriFund, Inc.	Nominee	B				
Stuart R. Brown Managing Partner, Typha Partners, LLC	2015	B				
Mark A. Clouse President and Chief Executive Officer, Campbell Soup Company	2022	I		●		
Marshall B. Farrer Executive Vice President, Chief Strategic Growth Officer and President, Europe, Brown-Forman	2016	B, M				
Michael J. Roney Retired Chief Executive Officer, Bunzl plc	2014	I		C	●	
Jan E. Singer Former Chief Executive Officer, J.Crew	2022	I	●			
Tracy L. Skeans Chief Operating Officer & Chief People Officer, Yum! Brands, Inc.	2018	I	●		●	
Elizabeth A. Smith Retired Chief Executive Officer, Bloomin' Brands, Inc.	2023	I	●			
Michael A. Todman Retired Vice Chairman, Whirlpool Corporation	2014	I	C		●	
Lawson E. Whiting President and Chief Executive Officer, Brown-Forman	2018	M				●

B=Brown Family Director M=Management Director I=Independent Director C=Committee Chair ●=Committee Member

IN FISCAL 2023

15.3% RETURN ON AVERAGE INVESTED CAPITAL(1)

$378MM TOTAL DIVIDENDS

Our Director Nominees to the BoardOur Board of Directors is asking the holders of the company s Class A common stock to vote on the election of the eleven director nominees named below. Each director nominee was recommended by the Corporate Governance and Nominating Committee and nominated by the Board of Directors. You can find more details about each director nominees experience, qualifications, attributes, and skills under Proposal 1: Election of Directors beginning on page 22. John D. Cook, a member of the Board since 2008 and Lead Independent Director since 2012, and Augusta Brown Holland, a member of the Board since 2015, are not standing for re-election to the Board. They will step down from the Board when their terms end at the Annual Meeting.2023 PROXY STATEMENT AND NOTICE OF A NNUA L MEETING OF STOCKHOLDERSBoard NomineesCommittee Membership as of April 30, 2023Nominee Name & OccupationDirector SinceDirector CategoryAudit CompCorp Gov & NomExecCampbell P. BrownChair of the Board, Brown-Forman2016BLCElizabeth M. BrownPresident, DendriFund, Inc.NomineeBStuart R. BrownManaging Partner, Typha Partners, LLC2015BMark A. Clouse President and Chief Executive Officer, Campbell Soup Company2022 IlMarshall B. FarrerExecutive Vice President, Chief Strategic GrowthOfficer and President, Europe, Brown-Forman2016B,MMichael J. RoneyRetired Chief Executive Officer, Bunzl plc2014IClJan E. SingerFormer Chief Executive Officer, J.Crew2022 IlTracy L. Skeans Chief Operating Officer & Chief People Officer, Yum! Brands, Inc.2018IllElizabeth A. SmithRetired Chief Executive Officer, Bloomin Brands, Inc.2023 IlMichael A. TodmanRetired Vice Chairman, Whirlpool Corporation2014IClLawson E. Whiting President and Chief Executive Officer, Brown-Forman2018MlB=Brown Family Director M=Management Director I=Independent Director C=Committee Chair l=Committee Member 2018Ill Retired Chief Executive Officer, Bloomin Brands, Inc.We are courageous and bold in our aspirations; we constantly strive to IN FISCAL 2023 become better in all that we do; and we work together every day to live our values and grow our business.LAWSON E. WHITINGPresident and Chief Executive OfficerIN FISCAL 202315.3%RETURN ON AVERAGE INVESTED CAPITAL(1)$378MMTOTALDIVIDENDS(1) Return on Average Invested Capital is not derived in accordance with generally accepted accounting principles (GAAP). See Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

ANNUAL MEETING

Information

About Your Proxy Materials

Our Board of Directors (the Board) is requesting, or “soliciting,” proxies for our Annual Meeting of Stockholders to be held on July 27, 2023 (the Annual Meeting). This means that you can vote your shares “by proxy” at the Annual Meeting by instructing us how you would like your shares voted, even if you cannot attend the Annual Meeting.

The information in this Proxy Statement and the accompanying materials will help you decide how to vote on the matters we will consider at the Annual Meeting. We began mailing this Proxy Statement and the accompanying materials, and also made them available online, on or about June 23, 2023, to holders of record of our Class A and Class B common stock at the close of business on June 12, 2023, which is the “record date” for the Annual Meeting.

The Notice of Annual Meeting, Proxy Statement, and Integrated Annual Report, which includes our Annual Report on Form 10-K for fiscal 2023, are available at investors.brown-forman.com. You may request additional printed copies at any time using the contact information below.

Please let us know as soon as possible how you would like your shares voted. See “How to Vote” on the next page for details.

CONTACT INFORMATION

For information about your stock ownership or other stockholder services, please contact our Senior Investor Relations Analyst, Chase Sanders, by telephone at (502) 774-6504, by e-mail at Investor_Relations@b-f.com, or by mail at Brown-Forman Corporation, 850 Dixie Highway, Louisville, Kentucky 40210.

REDUCING DUPLICATE MAILINGS

The SEC permits us to deliver a single Proxy Statement and Integrated Annual Report to stockholders who share the same address and last name. This helps us reduce our printing costs, postage fees, and the environmental impact of our Annual Meeting. However, even if your household receives only one Proxy Statement and Integrated Annual Report, each holder of the company’s Class A common stock will receive an individual proxy card. If you would like to enroll in this “householding” process, or if your household is already enrolled but you prefer to opt out of householding for next year, please inform us using the contact information above and we will promptly fulfill your request.

Attending the Annual Meeting

Although only holders of the company’s Class A common stock may vote and submit questions at the Annual Meeting, holders of both the company’s Class A and Class B common stock who owned their shares as of the record date (or their legal proxies) are welcome to attend the Annual Meeting.

If you plan to attend the Annual Meeting, please register by July 13, 2023, online at ams.b-f.com or by contacting Chase Sanders using the contact information above. Please bring a photo ID and, if your shares are registered in the name of a bank, broker, or other holder of record, documentation (such as the voting instruction form that was sent to you or a brokerage statement) to show that you were a stockholder at the close of business on the record date for the Annual Meeting. The meeting facility will open at 8:30 A.M. (Eastern Daylight Time) on Thursday, July 27, 2023, for registration and check-in, and the Annual Meeting will start at 9:30 A.M. (Eastern Daylight Time).

If you cannot attend the Annual Meeting, a recording of the meeting will be posted to our Investor Relations website at investors.brown-forman.com within 24 hours following the end of the Annual Meeting.

Voting

WHO MAY VOTE

If you held shares of Class A common stock at the close of business on the record date, you (or your legal proxy) may vote at the Annual Meeting. At the close of business on the record date, there were 169,254,084 shares of Class A common stock outstanding and entitled to vote at the Annual Meeting. Each share of Class A common stock is entitled to one vote.

If you purchased Class A common stock after the record date, you may vote those shares only if you receive a proxy to do so from the person who held the shares on the record date. If you receive more than one proxy card or voting instruction form, you should complete, sign, date, and return each one (or follow the telephone or online voting instructions) because each card represents different shares.

At the close of business on the record date, there were 310,110,423 shares of Class B common stock outstanding. Class B shares are not entitled to vote.

HOW TO VOTE

Stockholders of record. If your shares are registered directly in your name with our stock transfer agent, Computershare, you are considered the “stockholder of record” of those shares. If you are a stockholder of record of Class A common stock, you can give a proxy to be voted at the Annual Meeting:

by telephone by calling (800) 690-6903;

online at proxyvote.com; or

by completing, signing, dating, and mailing the enclosed proxy card in the envelope provided.

Even if you plan to attend the Annual Meeting, we encourage you to submit a proxy in advance. If you are voting by telephone or online, we must receive your proxy by 11:59 P.M. (Eastern Daylight Time) on Wednesday, July 26, 2023, to ensure your vote is recorded. To override a proxy or change your voting instructions, see “Changing Your Vote” on the next page.

The telephone and online voting procedures are designed to authenticate your identity, enable you to give voting instructions, and confirm that your instructions are recorded properly.

Your proxy will authorize the individuals named on the proxy card to vote your shares as you direct. These individuals can also vote your shares as they see fit on any other matter properly presented for a vote at the Annual Meeting. If for any reason a director nominee is not available to serve, the individuals named as proxy holders may vote your shares at the Annual Meeting for another nominee. The proxy holders for this year’s Annual Meeting are Campbell P. Brown, Lawson E. Whiting, and Jaileah X. Huddleston.

If you are a stockholder of record and you sign and return your proxy card (or give your proxy by telephone or online) without specifying how you want your shares voted, our proxy holders will vote your shares “FOR” the election of each of the director nominees to the Board, “FOR” the advisory resolution to approve the compensation of our named executive officers, for “EVERY THREE YEARS” as the frequency of future advisory votes to approve the compensation of our named executive officers, and “FOR” the ratification of the selection of the independent registered public accounting firm for fiscal 2024. If any other matter properly comes before the Annual Meeting, the proxy holders will vote your shares as recommended by the Board or, if no recommendation is given, using their own discretion.

You may also vote in person at the Annual Meeting. For more information about how to attend the Annual Meeting, please see “Attending the Annual Meeting” on page 8.

“Street name” stockholders. If your shares are held in a stock brokerage account or by a bank (known as holding shares in “street name”), you have the right to instruct your broker or bank how to vote your shares, and the broker or bank must vote as you direct. To provide those instructions by mail, please complete, sign, date, and return your voting instruction form in the accompanying postage-paid envelope. Or, if the broker or bank that holds your shares offers online or telephone voting, you will receive information about how to submit your voting instructions using those methods.

If you are a street name stockholder, and you do not instruct your broker how to vote your shares, your broker may vote your shares only under limited circumstances. Under the rules of the New York Stock Exchange (NYSE), brokers that hold your shares may generally use their discretion to vote on “routine” matters but not on “non-routine” matters. While the ratification of the selection of the independent registered public accounting firm for fiscal 2024 is considered a “routine” matter, the election of directors, the advisory vote to approve the compensation of our named executive officers, and the advisory vote to approve the frequency of future advisory votes to approve the compensation of our named executive officers are all considered “non-routine” matters. If your broker does not receive voting instructions from you on how to vote your shares on these “non-routine” matters and you do not vote on such matters at the Annual Meeting, your shares will not be voted on such matters. (This is known as a “broker non-vote.”)

9

CHANGING YOUR VOTE

If you are a stockholder of record, you may change your vote by submitting another proxy by telephone or online, by mailing another properly signed proxy card bearing a later date than your original one, or by attending the Annual Meeting and casting your vote during the Annual Meeting. You also may revoke a proxy that you previously provided by delivering timely written notice of revocation to our Secretary, at Brown-Forman Corporation, 850 Dixie Highway, Louisville, Kentucky 40210, or at Secretary@b-f.com.

If you hold your shares in street name and you wish to change or revoke your voting instructions, please refer to the materials your broker or bank provided to you for instructions.

QUORUM REQUIREMENTS

Your vote is important. We can conduct business at the Annual Meeting only if a quorum, meaning a majority of the outstanding shares of Class A common stock at the close of business on June 12, 2023, is present or represented by proxy. Holders of Class A common stock who attend the Annual Meeting in person or submit a valid proxy or voting instructions are counted as present for purposes of establishing a quorum. Broker non-votes are also counted as present for purposes of establishing a quorum.

DIVIDEND REINVESTMENT AND EMPLOYEE STOCK PURCHASE PLAN SHARES

Shares of Class A common stock held in Brown-Forman’s dividend reinvestment and employee stock purchase plans are included in your holdings and are reflected on your proxy card. These shares will be voted as you direct.

Announcement of Voting Results

We intend to announce the preliminary voting results at the Annual Meeting and to issue a press release announcing the final voting results later that day. In addition, we will report the final voting results by filing a Form 8-K with the SEC within four business days following the Annual Meeting.

Proxy Solicitation Expenses

Brown-Forman pays the cost of soliciting proxies. Our directors, officers, and other employees may solicit proxies in person or by regular mail, email, phone, or online. These individuals will not receive additional compensation for soliciting proxies. We will, however, reimburse banks, brokers, nominees, and other fiduciaries for their reasonable charges and expenses incurred in forwarding our proxy materials.

VOTES NEEDED FOR APPROVAL

Proposal	Votes required to pass	Effect of abstentions and broker non-votes
Election of directors	Nominees who receive a majority of the Class A votes cast (the number of shares voted “FOR” the nominee exceeds the number of shares voted “AGAINST” that nominee) will be elected.	No effect.
Advisory vote to approve the compensation of our named executive officers	A majority of the Class A shares present (in person or represented by proxy) and entitled to vote must vote “FOR” the approval of the compensation of our named executive officers.	Abstentions are equivalent to votes “AGAINST” the proposal. Broker non-votes will have no effect.
Advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers	The frequency receiving the greatest number of votes (every one, two, or three years) will be considered the recommendation of the stockholders.	No effect.
Ratification of the selection of the independent registered public accounting firm for fiscal 2024

A majority of the Class A shares present (in person or represented by proxy) and entitled to vote must vote “FOR” the ratification of the selection of the independent registered public accounting firm.

Abstentions are equivalent to votes “AGAINST” the proposal. Brokers may vote on this proposal without receiving instructions from the stockholder.

CORPORATE Governance Our Board of Directors Our Board is the policymaking body ultimately responsible for Brown-Forman’s business success and ethical culture. The Board oversees the performance of our senior management team, which is responsible for leading and operating Brown-Forman’s business. The Board’s primary responsibilities include oversight of our corporate strategy, financial condition, executive compensation policies and practices, enterprise risk management, and the retention, evaluation, and succession planning for the Chair of the Board and the Chief Executive Officer. The Board may hire independent advisors to help it perform its duties. BROWN-FORMAN IS A “CONTROLLED COMPANY.” As a publicly listed, family-controlled company, Brown-Forman enjoys a rare governance opportunity in that members of our controlling stockholder family, the Brown family, participate directly on our Board. We believe this governance structure gives us a distinct competitive advantage because Brown family members bring a long-term ownership perspective to our Board. This advantage is sustained by a careful balancing of the roles of our Board, management, and our stockholders—including the Brown family. Selection of Directors In evaluating candidates for Board membership, the Corporate Governance and Nominating Committee seeks directors who will represent the best long-term interests of all stockholders. As stated in our Corporate Governance Guidelines, all Brown-Forman directors should possess the highest personal and professional ethics, integrity, and values. The Board believes the best directors also have good judgment, candor, civility, business courage, experience with similar businesses or other organizations of comparable or larger size, and a lack of conflicts of interest. We also believe that a significant number of our directors should be independent. See “Our Independent Directors” on the next page to learn more. The Corporate Governance and Nominating Committee and the Board consider diversity in evaluating candidates for Board membership, though neither has adopted a formal diversity policy. The Board’s goal is to maintain a well-balanced composition that combines a variety of experiences, backgrounds, skills, and perspectives that enable the Board, as a whole, to guide Brown-Forman effectively in the pursuit of our strategic objectives. In evaluating potential Board candidates, the Corporate Governance and Nominating Committee considers an individual’s independence; business, professional, or public service experience; relevant industry knowledge, experience, and relationships; business judgment; financial expertise; international experience; leadership skills; diversity of age, gender, race, ethnicity, religion, nationality, disability, sexual orientation, and cultural background; time availability; and familial relation to our controlling family stockholders. The Corporate Governance and Nominating Committee occasionally hires independent search firms to help identify potential Board candidates. The Board has not adopted a formal policy regarding candidates nominated by stockholders because the Corporate Governance and Nominating Committee believes the process it follows to identify and select Board members has been appropriate and effective. Stockholders wishing to suggest candidates to the Corporate Governance and Nominating Committee for consideration as directors must submit a written notice to our Corporate Secretary following the procedures set forth in this Proxy Statement under “Communication with our Board” on page 15. Any candidates submitted by stockholders will be evaluated in the same manner as all other director candidates.

Board Composition

HOW OUR CONTROLLED-COMPANY STATUS AFFECTS OUR BOARD

Our Board has determined that Brown-Forman is a “controlled company” under NYSE rules because more than 50% of our Class A voting stock is held by members of the Brown family or entities they control.

As a controlled company, we are not required to have a majority of independent directors, a fully independent nominating/corporate governance committee, or a fully independent compensation committee. However, as a matter of good corporate governance, the Board has voluntarily chosen to have a majority of independent directors and a compensation committee that is composed entirely of directors who meet the NYSE’s heightened independence standards for compensation committee members. Our Board does not have a fully independent nominating/ corporate governance committee. We comply in full with NYSE requirements regarding the independence and qualifications of our Audit Committee members.

OUR INDEPENDENT DIRECTORS

We recognize the value of having independent directors. Under NYSE listing rules, a director qualifies as “independent” if the board of directors determines the director has no “material relationship” with the company. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships. While the focus is on independence from management, our Board considers all relevant facts and circumstances in making an independence determination. Our Board has determined that the following six of our eleven director nominees are independent under NYSE standards: Mark A. Clouse, Michael J. Roney, Jan E. Singer, Tracy L. Skeans, Elizabeth A. Smith, and Michael A. Todman. John D. Cook, who is not standing for re-election, is also an independent director.

The Board has determined that Campbell P. Brown, Marshall B. Farrer, and Lawson E. Whiting are not independent because they are, or recently have been, members of Brown-Forman management. The Board elected not to make a determination with respect to the independence of Elizabeth M. Brown, Stuart R. Brown, or Augusta Brown Holland (who is not standing for re-election).

OUR BROWN FAMILY DIRECTORS

The Board believes it is strategically important for Brown family members to be actively engaged in the oversight of Brown-Forman. Through participation on the Board, the Brown family can contribute their long-term perspective to every matter the Board considers. Brown family directors also serve as an effective link between the Board and the controlling family stockholders.

In addition, Board service allows the Brown family to actively oversee their investment in the company. Currently, the Brown family directors are Campbell P. Brown, Stuart R. Brown, Marshall B. Farrer, and Augusta Brown Holland (who is not standing for re-election at the Annual Meeting). Elizabeth M. Brown, who is a director nominee, will be a Brown family director if elected at the Annual Meeting.

OUR MANAGEMENT DIRECTORS

The Board believes it is important, from a corporate governance standpoint, for management to be represented on the Board. Currently, Marshall B. Farrer and Lawson E. Whiting serve in dual roles as Board members and Brown-Forman executives.

Following the Annual Meeting: Diversity 1 4 6 Diversity 45% director is racially/ethnically diverse directors are women directors are not diverse by race, ethnicity, or gender Tenure on Board 6 5 Average Tenure 5 years 0-5 years 6-10 years Age Mix 1 8 2 Average Age 58 director is age 50 or younger directors are age 51-60 directors are age 61 and older Composition 6-Independent 3-Brown Family 1-Brown Family & Management 1-Management

Brown-Forman Director Nominees

CAMPBELL P. BROWN BF Chair of the Board, Brown Forman Corporation ELIZABETH M. BROWN BF President, DendriFund, Inc. STUART R. BROWN BF Managing Partner, Typha Partners, LLC MARK A. CLOUSE I President and Chief Executive Officer, Campbell Soup Company MARSHALL B. FARRER BFM EVP, Chief Strategic Growth Officer and President, Europe, Brown Forman Corporation MICHAEL J. RONEY I Retired Chief Executive Officer, Bunzl plc JAN E. SINGER I Former Chief Executive Officer, J.Crew TRACY L. SKEANS I Chief Operating Officer & Chief People Officer, Yum! Brands, Inc. ELIZABETH A. SMITH I Retired Chief Executive Officer, Bloomin Brands, Inc. MICHAEL A. TODMAN I Retired Vice Chairman, Whirlpool Corporation LAWSON E. WHITING M President and Chief Executive Officer, Brown Forman Corporation I INDEPENDENT BF BROWN FAMILY BFM BROWN FAMILY & MANAGEMENT M MANAGEMENT

CHANGES TO OUR BOARD

•  Mark A. Clouse joined the Board on November 17, 2022.

•  Elizabeth A. Smith joined the Board on January 24, 2023.

•  Elizabeth M. Brown is a director nominee and will join the Board, if elected, immediately after the Annual Meeting.

•  After fifteen years of dedicated service, John D. Cook has informed the Board that he will not stand for re-election at the Annual Meeting.

•  After eight years of dedicated service, Augusta Brown Holland will not stand for re-election at the Annual Meeting.

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Leadership Structure

BOARD LEADERSHIP STRUCTURE
Campbell P. Brown, a Brown	Lawson E. Whiting has served as	John D. Cook has served as Lead
family member, has served as	President and Chief Executive	Independent Director since 2012.
Chair of the Board since 2021.	Officer since 2019.

CHAIR OF THE BOARD

Our Board believes that the decision to separate or combine the roles of Chair of the Board and Chief Executive Officer should depend largely upon the identity of the Chief Executive Officer and the composition of the Board at the time. For this reason, the Board does not have a policy on separation of these roles. We have had a separate Chair of the Board and Chief Executive Officer since 2007.

The strength of Brown-Forman’s governance structure is due, in part, to our unique relationship with our controlling family stockholders, the Brown family, who participate directly on our Board. We believe this governance structure gives us a distinct competitive advantage and aligns with long-term interests of stockholders, given the multigenerational ownership perspective that Brown family members bring to our Board. As part of this approach, the Chair of the Board historically has been a member of the Brown family and plays an important role in maintaining a long-term growth perspective.

The duties of the Chair of the Board include presiding over and managing the meetings of the Board; setting the agenda for each Board meeting and consulting with management regarding materials to be presented to the Board; supporting a strong Board culture of open dialogue, information flow, and constructive feedback among the Board and management; facilitating communication among the Board, management, and stockholders, including the Brown family; and encouraging director participation. When the roles are separated, the Chair of the Board also acts as an advisor to the Chief Executive Officer on strategic aspects of Brown-Forman’s business and performs other duties as prescribed by the Board.

LEAD INDEPENDENT DIRECTOR

When a director who has not been determined to be independent is also the Chair of the Board, as is currently the case, the Board may select one independent director (after considering the recommendation of the Corporate Governance and Nominating Committee) to serve as Lead Independent Director. The Lead Independent Director, if any, is elected annually. John D. Cook has served in this role since 2012.

The Lead Independent Director’s responsibilities include calling meetings of the independent or non-management directors, chairing executive sessions attended solely by independent directors, facilitating open communications among directors and with management between Board meetings and helping directors reach consensus on important matters, serving as a liaison between the Chair of the Board and the independent and non-management directors, being available for consultation and direct communication upon the reasonable request of major or long-term stockholders, playing a leadership role in contingency and succession planning, and performing such other duties as the Board may delegate.

In fiscal 2023, there was one executive session attended only by our independent directors.

PRESIDENT AND CHIEF EXECUTIVE OFFICER

As President and Chief Executive Officer of Brown-Forman, Lawson E. Whiting is our highest-ranking executive officer and is responsible for Brown-Forman’s strategy, operations, and performance. Mr. Whiting also serves as a director on our Board.

WHY THE BOARD CHOSE THIS

LEADERSHIP STRUCTURE

The Board determined that this leadership structure currently serves the best interests of Brown-Forman and all of its stockholders. Having a Brown family member serve as Chair of the Board promotes the Brown family’s active oversight of, and engagement and participation in, the company and its business, and reflects the fact that Brown-Forman is controlled by the Brown family. In addition, the division of responsibilities allows the Chair of the Board to focus on Board governance and leading the Board in its fundamental role of providing oversight and guidance regarding the business, strategy, and operations of the company, while the Chief Executive Officer can concentrate on managing the company and providing the Board comprehensive insight into Brown-Forman’s business. The Lead Independent Director provides leadership to, and fosters coordination among, our independent directors, encouraging them to bring their outside perspectives to the Board.

Board Guidelines and Procedures

CORPORATE GOVERNANCE GUIDELINES

The Board believes transparency is a hallmark of good corporate governance. To that end, the Board has adopted Corporate Governance Guidelines that provide a framework for the Board to exercise its duties. Among other things, these guidelines contain policies and requirements regarding director qualifications; director responsibilities; meetings and attendance; committee composition and responsibilities; director compensation; and director access to management and independent advisors. The Corporate Governance Guidelines are published on our website at www.brown-forman.com/leadership-and-governance.

BOARD AND COMMITTEE SELF-ASSESSMENT

The Corporate Governance Guidelines require the Board to conduct an annual self-assessment. Each Board committee (except the Executive Committee) also annually assesses how it performed during the preceding twelve-month period. These assessment procedures vary. Some years we require members to complete questionnaires that call for both quantitative responses and free-ranging comments, while other years we invite an independent consultant to interview each member and identify themes that emerge. The Chair of the Board, the Chief Executive Officer, and the Lead Independent Director consult at least annually regarding individual director performance.

DIRECTOR SERVICE ON OTHER BOARDS

The Board recognizes that its members benefit from the experience of serving on the boards of other companies or nonprofit entities. The Board encourages that service, with the understanding that our directors must also have enough time for their work with Brown-Forman. The Corporate Governance Guidelines state that any director who is employed full-time should not serve on more than two public company boards in addition to the Brown-Forman Board, which includes the board of any public company at which a director is employed. Directors who are not employed full-time may serve on up to three public company boards in addition to the Brown-Forman Board. Directors must inform the Chair of the Board, the Lead Independent Director, the Chair or Secretary of the Corporate Governance and Nominating Committee, or the Secretary of the Board as soon as practicable that they will be, or have been, elected to serve on an additional public company board.

DIRECTOR SERVICE

The Board is authorized to fix the size of the Board at a number between three and seventeen members. Directors are elected each year at the Annual Meeting of Stockholders by a majority of the votes cast by holders of our Class A common stock. Once elected, a director holds office until the next Annual Meeting of Stockholders or until a successor is elected and qualified, unless the director first resigns, retires, or is removed. The Board does not have term limits, but directors generally may not stand for re-election to the Board after reaching the age of 72. In exceptional circumstances, the Board may ask a director to remain on the Board after age 72 if the director’s continued service would significantly benefit Brown-Forman. Service of a director beyond the age of 72 requires a recommendation by the Corporate Governance and Nominating Committee and the approval of two-thirds of the Board (not including the director under consideration).

Furthermore, the Chair of the Board, the Lead Independent Director, and/or the Chair of the Corporate Governance and Nominating Committee will discuss with each director who has served for 15 years without having turned 72 whether continued Board service is in the best interests of all stockholders. However, the company’s Chief Executive Officer may serve on the Board for the duration of his or her tenure as the company’s Chief Executive Officer, and the Chair of the Board (or an equivalent role) may serve in that role for as long as the Board considers his or her service to be in the best interests of all stockholders.

Brown family Board members who are not employees of the company generally may serve on the Board for a period of five to nine years.

BOARD MEETINGS

The Board held six regular meetings and no special meetings during fiscal 2023. All directors are expected to attend the Annual Meeting, all Board meetings, and all meetings of each committee on which they serve, unless they have an appropriate reason why they cannot attend. All directors attended 90% or more of the aggregate meetings of the Board and committees on which they served during fiscal 2023. All directors attended the 2022 Annual Meeting of Stockholders.

COMMUNICATION WITH OUR BOARD

Stockholders and other interested parties may communicate with our directors, including the non-management directors or the independent directors as a group, by writing to our Secretary, at 850 Dixie Highway, Louisville, Kentucky 40210, or at Secretary@b-f.com. The Secretary’s office will forward appropriate written communications to the individual director or group of directors to whom they are addressed, with copies to all other directors. We generally will not forward to directors a stockholder communication that the Secretary determines to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about Brown-Forman.

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Board Committees

Our Board has four standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, and the Executive Committee. Each Board committee operates under a written charter that is posted on our website at www.brown-forman.com/leadership-and-governance.

AUDIT COMMITTEE

The Audit Committee is responsible for overseeing Brown-Forman’s financial statements; audit process; system of internal accounting and financial controls; policies and processes for assessment and management of enterprise risks; compliance with legal and regulatory requirements; and the internal audit function. In addition, the Audit Committee is solely responsible for the appointment, replacement, and compensation of the independent registered public accounting firm and oversees the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee’s responsibilities include preparing the Audit Committee Report that appears in this Proxy Statement on page 66.

Audit Committee members must satisfy director independence standards prescribed by the NYSE and mandated by the Sarbanes-Oxley Act of 2002. Each member of our Audit Committee satisfies all of these heightened independence standards. The Board has determined that each member of our Audit Committee is “financially literate” within the meaning of NYSE rules, and that Mr. Todman is an “audit committee financial expert” under SEC rules.

Committee Members • Michael A. Todman (Chair) • Jan E. Singer • Tracy L. Skeans • Elizabeth A. Smith (since January 2023) MET NINE TIMES IN FISCAL 2023

COMPENSATION COMMITTEE

The Compensation Committee is responsible for determining the compensation of the Chief Executive Officer and other executive officers; recommending market-competitive compensation for the Board; approving incentive compensation plans and changes to such plans for the Chief Executive Officer and other executive officers; assisting the Board in its oversight of risk related to compensation policies and practices; overseeing the preparation of the Compensation Discussion and Analysis section of this Proxy Statement; and preparing the Compensation Committee Report that appears in this Proxy Statement on page 49.

The Compensation Committee has hired independent advisors to provide independent advice on executive and director compensation matters. For additional information on the services provided by these independent advisors, as well as the Compensation Committee’s processes and procedures for considering and determining executive compensation, please see the Compensation Discussion and Analysis, which begins on page 32.

Each member of the Compensation Committee qualifies as an independent director under NYSE listing standards (including the heightened independence standards for compensation committee members of non-controlled companies) and as a “non-employee director” under SEC rules. The Board specifically considered factors relevant to the ability of these directors to be independent from management in connection with Compensation Committee service.

Committee Members • Michael J. Roney (Chair) • John D. Cook • Mark A. Clouse (since November 2022) • Tracy L. Skeans (until January 2023) MET TEN TIMES IN FISCAL 2023

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

The Corporate Governance and Nominating Committee’s responsibilities include helping the Board identify, recruit, and recommend appropriate candidates to serve as directors; reviewing and recommending qualifications, skills, qualities, and other criteria for new directors; reviewing our corporate governance principles periodically and informing the Board of developments in corporate governance and best practices, taking into account the long-term best interests of all stockholders and our controlled-company status; coordinating and overseeing Chief Executive Officer succession planning; assisting the Board with its annual self-assessment; reviewing and recommending to the Board policies for director retirement and service on multiple public company boards and committees; reviewing and overseeing the company’s political activities and contributions; reviewing the company’s corporate social responsibility actions, including environmental, social, and governance (ESG) matters and the work of the Brown-Forman Foundation; and overseeing the evaluation of the Board and management, including, in cooperation with the Compensation Committee, the annual review of the performance of the Chief Executive Officer. Other than Campbell P. Brown, all of the Corporate Governance and Nominating Committee members are independent under NYSE listing standards, except Campbell P. Brown.

Committee Members • John D. Cook (Chair) • Campbell P. Brown • Michael J. Roney • Tracy L. Skeans (since January 2023) • Michael A. Todman MET NINE TIMES IN FISCAL 2023

EXECUTIVE COMMITTEE

The Executive Committee consists of the Chief Executive Officer, the Chair of the Board (if separate from the Chief Executive Officer), and one or more other directors as determined by the Board from time to time. In fiscal 2023, the Lead Independent Director also served on the Executive Committee. The Board can change the Executive Committee membership, fill vacancies, or dissolve the Committee at any time. The Executive Committee may exercise all of the powers of the Board, subject to certain exceptions specified in our By-Laws or Delaware law. However, traditionally, the Executive Committee acts only when exercising a power the Board has specifically delegated, when there is an emergency, or when the issue does not warrant the full Board’s attention. In addition, the members of the Executive Committee have historically communicated and met informally, sometimes with Brown-Forman’s General Counsel or Secretary, to engage in strategic planning of Board activities and agenda topics, to stay ahead of various issues on behalf of the full Board, and to review recent Board meetings.

Committee Members • Campbell P. Brown (Chair) • John D. Cook • Lawson E. Whiting MET THREE TIMES IN FISCAL 2023

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Board’s Role in Risk Oversight

The Board believes its current leadership structure best enables it to fulfill its risk oversight function. Our Corporate Governance Guidelines require the Board to implement appropriate processes for managing enterprise risk, as this is an integral part of the strategic planning process. The Board regularly and actively considers how strategic decisions affect Brown-Forman’s risk profile.

While the Board has ultimate oversight responsibility for the enterprise risk management process, certain committees also have specific roles. During fiscal 2023, the Board’s committees assisted with the responsibilities listed below:

• Audit Committee. Overseeing the integrity of the company’s financial statements and financial reporting processes; overseeing our policies and processes on enterprise risk assessment, risk management, and compliance, including cybersecurity risk; overseeing our most significant financial reporting and accounting control risks and management’s monitoring and management of those risks; and, together with the Corporate Governance and Nominating Committee, overseeing ESG disclosures and related risks.

• Compensation Committee. Overseeing risks related to compensation programs, policies, and practices.

• Corporate Governance and Nominating Committee. Overseeing risks related to corporate governance, board composition, and succession planning for the Chief Executive Officer and the Chair of the Board; overseeing the company’s political contributions, activities, and related policies; and, together with the Audit Committee, overseeing risks related to ESG matters, including workforce diversity and inclusion.

These committees meet periodically with members of management and outside advisors, as necessary, and report to the Board regularly on their risk oversight and mitigation activities. In addition, management’s Disclosure Controls Committee and Risk Committee both play an integral role in making sure that relevant risk-related information is reported to senior management and the Board as directly and quickly as possible.

Best Practices

We believe good corporate governance is essential to long-term success. As regulations for controlled companies change, we review our corporate governance practices and adopt those practices that we believe are in the best interests of Brown-Forman and all of our stockholders.

CODE OF CONDUCT AND CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

The Brown-Forman Code of Conduct outlines the ethical behavior we expect of all our employees and directors. Our Code of Ethics for Senior Financial Officers makes clear that we expect that all our financial, accounting, reporting, and auditing activities will be conducted in strict compliance with all applicable rules and regulations and will conform to the highest ethical standards. We encourage our employees to speak up when aware of a potential Code of Conduct violation, and we provide multiple channels for doing so—including anonymously. For links to the Code of Conduct, including reporting channels, and the Code of Ethics for Senior Financial Officers, please visit the Corporate Governance page of our website at www.brown-forman.com/leadership-and-governance.

DISCLOSURE CONTROLS COMMITTEE

The Disclosure Controls Committee is composed of members of management. This committee has established controls and procedures designed to ensure that any information we may be required to disclose is gathered and communicated to the committee, that all required disclosures are timely and accurate, and that we are fully compliant with SEC Regulation FD (Fair Disclosure).

RISK COMMITTEE

The Risk Committee is composed of members of management and is responsible for identifying, evaluating, and prioritizing potential risks that the company may face. Then it decides what actions to take and resources to use to minimize, monitor, and control the likelihood or effect of those risks to help ensure the best outcome. The Risk Committee creates and maintains the list of risks (risk register), facilitates risk prioritization, identifies the individuals and teams responsible for mitigating risks, and ensures that plans are in place to mitigate Brown-Forman’s

We are at our best when we embrace the bold, embody better, and excel together.”

CAMPBELL P. BROWN

Chair of the Board

most significant risks. The Chief Ethics, Compliance, and Risk Officer reports on behalf of the Risk Committee to the Audit Committee about procedures, risk ranking results, and risk mitigation. In addition, the Risk Committee reports to the Board at least annually on the top risks facing Brown-Forman and updates the Board periodically on the plans to mitigate those risks.

GOVERNMENT RELATIONS ACTIVITIES

Policymakers’ decisions have a significant impact on our business, stockholders, employees, communities, customers, suppliers, and industry. As a result, we seek to engage with and educate elected and appointed officials about our business, operations, industry, company, products, and the communities we serve. We spend time and money on these efforts, and we believe that our stockholders want to stay informed about these activities. Disclosure is also critical to our compliance with the laws, regulations, reporting obligations, and company policies related to our participation in the political process. To improve our transparency about the principles that govern these matters, we adopted our Political Engagement and Contributions Policy, which includes disclosures about our political contributions. This policy can be found on the Corporate Governance page of our website at www.brown-forman.com/leadership-and-governance.

We encourage you to read the policy to learn more about our political activity. Our disclosures include a list of the company’s memberships in certain trade associations, any Section 527 and 501(c)(4) contributions, political action committee contributions, and our governance of those contributions.

Our Controlling Family Stockholders

Brown-Forman has an engaged family stockholder base with a long-term ownership perspective. We view our status as a publicly traded, family-controlled company as a distinct competitive advantage, and we believe a strong relationship with the Brown family is essential to our growth, independence, and ability to create long-term value for all stockholders. Management interacts with Brown family members in a manner consistent with all applicable laws and regulations. We actively cultivate our relationship with the Brown family through a variety of channels, as detailed below.

BROWN-FORMAN/BROWN FAMILY

SHAREHOLDERS COMMITTEE

The Brown-Forman/Brown Family Shareholders Committee was established in 2007 and is currently co-chaired by Campbell P. Brown and Lawson E. Whiting. The Brown-Forman/Brown Family Stockholders Committee provides a forum for frequent, open, and constructive dialogue between Brown-Forman and its controlling family stockholders in accordance with all applicable laws and regulations. In addition, the committee engages the Brown family on topics of mutual interest, such as the company and our industry, governance, ownership, philanthropy, and other ESG-related topics.

DIRECTOR OF FAMILY SHAREHOLDER RELATIONS

The Director of Family Shareholder Relations, who is a Brown-Forman employee, works with other employees and Brown family members to develop and implement policies and practices designed to further strengthen the relationship and communication between Brown-Forman and the Brown family.

BROWN FAMILY MEMBER EMPLOYEES

Brown-Forman currently employs ten Brown family members in full-time positions, some of whom participate on management teams that oversee strategic and operational matters. Participation in these roles enables our Brown family employees to contribute their perspectives on the important issues we confront. In addition to their management contributions, the Brown family employees play a critical role in upholding Brown-Forman’s corporate culture.

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BETTER. BOLDER. TOGETHER. What It Means to Us In 1870, George Garvin Brown made a bold move by putting his whiskey in a sealed bottle. His creative spirit still motivates us today, as we make bold moves to expand our premium portfolio through partnerships, innovation, and global opportunities. From the beginning, the words "Nothing Better in the Market" have been included on the bottles of Old Forester. These words serve as an inspiration for our ongoing commitment to improving our business growth, the communities in which we work, and the environment on which we depend. This message from our founder has shaped Brown-Forman over its history, and deeply instilled values of integrity, respect, trust, teamwork, and excellence into our company culture. These values propel us to work together to bring out the best in each other and, in turn, our brands. This unique and special blend, where we commit to being bolder and better, together, has guided our company for more than 15 decades. It fuels our consistent growth and top-tier returns to stockholders-a proud legacy we plan to deliver well into the future.

Environmental Sustainability Doing our part to address climate change and care for the resources we share with our communities. Investment Optimizing our capital allocation to deliver top-tier stockholder returns over the long term by fully investing behind our business, paying increasing regular dividends, opportunistically looking for acquisitions, and returning cash to stockholders. Community Relations Being a good neighbor and supporting our employees' community engagement in the many places we call home. Portfolio Building premium, iconic brands through innovation, acquisitions, and meaningful partnerships. PORTFOLIO ENVIRONMENTAL SUSTAINABILITY INVESTMENT COMMUNITY RELATIONS PEOPLE DIVERSITY & INCLUSION GEOGRAPHY ALCOHOL RESPONSIBILITY NOTHING BETTER IN THE MARKET People Empowering our people to lead beyond their roles, rapidly develop new capabilities, and live by our timeless values. Alcohol Responsibility Marketing our brands responsibly to consumers of legal drinking age (LDA) and empowering mindful choices around beverage alcohol. Geography Fostering growth not only in the U.S., our largest market, but also around the globe, through integrated marketing and improved distribution routes to consumers. Diversity & Inclusion (D&I) Creating an environment where leveraging diversity and inclusion occurs naturally, giving us a marketplace advantage

Our Integrated Strategy

As we strive to achieve our highest ambition of “Nothing Better in the Market,” our integrated strategy focuses on four key pillars: our portfolio, our geographies, our people, and our investments.

In addition, we have long prioritized environmental, social, and governance topics like environmental sustainability, diversity and inclusion, community relations, and alcohol responsibility, and they are embedded into our corporate strategy to elevate their visibility and impacts. We call these efforts Living a Spirit of Commitment. To learn more about our commitments, progress, and performance, visit www.brown-forman.com/our-commitments.

Please note that the information provided on our website (or any other website referred to in this Proxy Statement) is not part of this Proxy Statement and is not incorporated herein by reference.

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PROPOSAL 1:

Election of Directors

This section provides information about our eleven director nominees, including their ages as of the date of the Annual Meeting and the experience, qualifications, attributes, and skills that enable them to make valuable contributions to our Board and that led the Board to conclude that they should serve as directors of Brown-Forman. All of our nominees are current directors of Brown-Forman except Elizabeth M. Brown. Current directors John D. Cook and Augusta Brown Holland will not stand for re-election at the Annual Meeting. As a result, the size of the Board will be reduced to eleven members immediately following the Annual Meeting. Elizabeth M. Brown, Mark A. Clouse, and Elizabeth M. Smith, who are standing for election for the first time at the Annual Meeting, were recommended by the Corporate Governance and Nominating Committee for inclusion on the slate of director nominees.

The Board unanimously recommends a vote “FOR” the election of each director nominee.

If any nominee becomes unable to serve before the Annual Meeting, the proxy holders may vote for a substitute nominee if the Board designates one. Additionally, in lieu of designating a substitute, the Board may reduce the number of directors. As of the date of this Proxy Statement, the Board believes each nominee is prepared to serve if elected.

Nominees

CAMPBELL P. BROWN Director since 2016 Age 55 CURRENT AND PAST POSITIONS Positions with Brown-Forman and affiliates: Chair of the Board since July 2021 Senior Vice President, President and Managing Director of Old Forester, our founding brand, 2015 to April 2021 Led the wine and spirits portfolio in Canada and the Midwest region of the U.S. Served in the emerging markets of India, the Philippines, and Turkey Various other positions over a 28-year career Founding Member, Brown-Forman/Brown Family Shareholders Committee from 2007 to 2018; Co-Chair since March 2021 QUALIFICATIONS AND SKILLS Business and industry experience gained by serving in operational, management, and executive positions within Brown-Forman Deep knowledge of family and corporate governance Perspective as a fifth-generation Brown family stockholder A history of service on the Brown-Forman/Brown Family Shareholders Committee, which demonstrates his ability to represent the long-term interests of stockholders OTHER DIRECTORSHIPS Kentucky Distillers Association from 2016 to 2021 Republic Bank and Trust Company from 2008 to 2021 COMMITTEES Executive (Chair) Corporate Governance and Nominating FAVORITE BROWN-FORMAN PRODUCTS Old Forester Statesman and Jack Daniel's 10-Years-Old ELIZABETH M. BROWN Nominee Age 57 CURRENT AND PAST POSITIONS Dendrifund, Inc. (a private, non-operating foundation focused on natural resource sustainability, seeded by Brown-Forman), President and Director since 2019 Owner and operator of various agribusiness ventures Jack Daniel's Properties, Inc., Director since 2018 QUALIFICATIONS AND SKILLS Over 30 years of experience in the field of agribusiness Leadership skills developed through service on significant community and philanthropic boards Demonstrated commitment to sustainability Perspective as a fifth-generation Brown family stockholder FAVORITE BROWN-FORMAN PRODUCTS Jack Daniel's and Herradura

    Nominees

STUART R. BROWN Director since 2015 Age 58 CURRENT AND PAST POSITIONS Typha Partners, LLC (an early-stage private equity investment company), Investment Manager since 2010 The Nature Conservancy, Vice Chair, North America Trustee Council since 2021 Dendrifund, Inc. (a private, non-operating foundation focused on natural resource sustainability, seeded by Brown-Forman), Founding Director and President, 2011 to 2019 Between the Covers Bookstore, Owner,1998 to 2010 Positions with Brown-Forman and affiliates: Sales and Marketing Management, 1995 to 1998 Founding Member, Brown-Forman/Brown Family Shareholders Committee, 2007 to 2018 QUALIFICATIONS AND SKILLS Extensive experience in family governance, entrepreneurial management, finance, and board leadership Demonstrated commitment to sustainability and social issues Perspective as a fifth-generation Brown family stockholder A history of service on the Brown-Forman/Brown Family Shareholders Committee, which demonstrates his ability to represent the long-term interests of stockholders FAVORITE BROWN-FORMAN PRODUCT Old Forester and Jack Daniel's 2023 PROXY STATEMENT AND NOTICE OF A NNUA L MEETING OF STOCKHOLDERS MARK A. CLOUSE Director since 2022 Age 55 CURRENT AND PAST POSITIONS Campbell Soup Company, President and Chief Executive Officer since 2019 Pinnacle Foods, Chief Executive Officer, 2016 to 2018 Mondelez International, Inc., Chief Commercial Officer, January to May 2016; Chief Growth Officer, 2014 to 2016; President North America, 2012 to 2014 QUALIFICATIONS AND SKILLS Executive leadership experience with global consumer brands businesses Expertise in corporate strategy, global marketing, global sales, research, development, and quality Experience in creating stockholder value through acquisitions OTHER DIRECTORSHIP Campbell Soup Company since 2019 COMMITTEE Compensation FAVORITE BROWN-FORMAN PRODUCTS Jack Daniel's Single Barrel and Herradura MARSHALL B. FARRER Director since 2016 Age 52 CURRENT AND PAST POSITIONS Positions with Brown-Forman and affiliates: Executive Vice President, Chief Strategic Growth Officer and President, Europe since January 2023 Senior Vice President, President, Europe, 2020 to December 2022 Senior Vice President, Managing Director, Global Travel Retail and Developed APAC Region from 2018 to 2020 Senior Vice President, Managing Director, Global Travel Retail from 2015 to 2018 Vice President, Managing Director, Jack Daniel's Tennessee Honey from 2014 to 2015 Other sales and marketing management positions over a 25-year Brown-Forman career Founding Member, Brown-Forman/Brown Family Shareholders Committee from 2007 to 2018 QUALIFICATIONS AND SKILLS Business and industry experience gained from serving in operational, management, marketing, and executive positions within Brown-Forman and the beverage alcohol industry Extensive international operations and leadership experience Perspective as a fifth-generation Brown family stockholder A history of service on the Brown-Forman/Brown Family Shareholders Committee, which demonstrates his ability to represent the long-term interests of stockholders FAVORITE BROWN-FORMAN PRODUCTS Jack Daniel's & Coca-Cola and Fords Gin

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    Nominees

Nominees MICHAEL J. RONEY Director since 2014 Age 69 CURRENT AND PAST POSITIONS Bunzl plc (a multinational distribution and outsourcing company), Chief Executive Officer, 2005 to 2016 QUALIFICATIONS AND SKILLS " Extensive senior management and executive leadership experience " Deep expertise in multinational production, distribution, and operations " Financial expertise " International mergers and acquisitions experience OTHER DIRECTORSHIPS " Next plc since 2017 " Grafton Group plc since 2016 " Bunzl plc from 2003 to 2016 " Johnson Matthey plc from 2007 to 2014 COMMITTEES " Compensation (Chair) " Corporate Governance and Nominating FAVORITE BROWN-FORMAN PRODUCTS Woodford Reserve Double Oaked and Slane Irish Whiskey JAN E. SINGER Director since 2022 Age 59 CURRENT AND PAST POSITIONS J. Crew, Chief Executive Officer, February 2020 to December 2020 Victoria's Secret Lingerie, Chief Executive Officer, 2016 to 2019 Spanx, Inc., Chief Executive Officer, 2014 to 2016 Positions with Nike, Inc: " Corporate Vice President Global Apparel, 2010 to 2014 " Corporate Vice President Global Footwear, 2004 to 2010 QUALIFICATIONS AND SKILLS " Executive leadership experience with consumer retail organizations with global reach and complex operating structures " Previous experience as an independent director for publicly listed companies " Deep knowledge of product creation, sourcing and manufacturing, innovation, merchandising, planning and allocation, marketing, brand development, and strategic growth planning " Experience leading operations, commerce, ESG, legal, and human resources functions COMMITTEE " Audit FAVORITE BROWN-FORMAN PRODUCT Woodford Reserve TRACY L. SKEANS Director since 2018 Age 50 CURRENT AND PAST POSITIONS Positions with Yum! Brands, Inc. and affiliates: " Chief Operating Officer & Chief People Officer, Yum! Brands, Inc. since 2021 " Chief Transformation and People Officer, Yum! Brands, Inc., 2016 to 2021 " President, Pizza Hut International, 2014 to 2015 " Chief People Officer, Pizza Hut Global, 2013 to 2014 " Chief People Officer, Pizza Hut US, 2011 to 2013 QUALIFICATIONS AND SKILLS " Strong track record of business leadership overseeing transformation strategy, human resources, and corporate communications functions " Experience leading business transformation and global people capability strategies to build powerful brands and fuel sustainable results " Extensive accounting, treasury, and financial expertise COMMITTEES " Audit " Corporate Governance and Nominating FAVORITE BROWN-FORMAN PRODUCT Sonoma-Cutrer Chardonnay

    Nominees

Nominees ELIZABETH A. SMITH Director since 2023 Age 60 CURRENT AND PAST POSITIONS Positions with Bloomin' Brands, Inc.: " Executive Chair, 2019 to 2020 " Chief Executive Officer, 2009 to 2019 " Chairman of the board, 2012 to 2019 QUALIFICATIONS AND SKILLS " Experience with global companies and retail sales " Expertise in corporate strategy development " Knowledge of marketing, sales, supply chain, and IT systems OTHER DIRECTORSHIPS " Revlon Group Holdings LLC since May 2023 " Authentic Brand Group since January 2023 " Hilton Worldwide Holdings Inc. since 2013 " Bloomin' Brands Inc., 2019 to April 2023 " The Gap, Inc., 2020 to 2021 COMMITTEE " Audit FAVORITE BROWN-FORMAN PRODUCTS Sonoma-Cutrer Chardonnay and Woodford Reserve MICHAEL A. TODMAN Director since 2014 Age 65 CURRENT AND PAST POSITIONS Positions with Whirlpool and affiliates: " Vice Chairman, Whirlpool Corporation, 2014 to 2015 " President, Whirlpool International, 2009 to 2014 " President, Whirlpool North America, 2007 to 2009 QUALIFICATIONS AND SKILLS " Extensive knowledge and experience in multinational operations, sales and distribution, and manufacturing " Executive leadership of large multinational organizations " Financial expertise OTHER DIRECTORSHIPS " Mondelez International, Inc. since 2020 " Carrier Corporation since 2020 " Prudential Financial, Inc. since 2016 " Newell Brands, Inc., 2007 to 2020 " Whirlpool Corporation, 2006 to 2015 COMMITTEES " Audit (Chair) " Corporate Governance and Nominating FAVORITE BROWN-FORMAN PRODUCTS Woodford Reserve Double Oaked and Jack Daniel's Single Barrel LAWSON E. WHITING Director since 2018 Age 55 CURRENT AND PAST POSITIONS Positions with Brown-Forman and affiliates: " President and Chief Executive Officer since 2019 " Co-Chair of the Brown-Forman/Brown Family Shareholders Committee since 2019 " Executive Vice President and Chief Operating Officer, 2017 to 2019 " Executive Vice President and Chief Brands and Strategy Officer, 2015 to 2017 " Senior Vice President and Chief Brands Officer, 2013 to 2015 " Senior Vice President and Managing Director for Western Europe, 2011 to 2013 " Vice President and Finance Director for Western Europe, 2010 to 2011 " Vice President and Finance Director for North America, 2009 to 2010 " Various other strategy and finance positions over a 26-year career COMMITTEE " Executive QUALIFICATIONS AND SKILLS " In-depth knowledge of Brown-Forman's business, operations, and strategy gained during his 26-year career " Extensive knowledge of the beverage alcohol industry " Operations and financial experience " Strategic thinking, leadership, management, consensus-building, and communication skills FAVORITE BROWN-FORMAN PRODUCTS Woodford Reserve and Diplomatico Rum

FAMILY RELATIONSHIPS. No family relationship—first cousin or closer—exists between any two directors, executive officers, or individuals nominated or chosen to become a director or executive officer, except for the following relationships between Brown family directors and director nominees: Campbell P. Brown and Marshall B. Farrer are first cousins; and Elizabeth M. Brown, Stuart R. Brown, and Augusta Brown Holland are first cousins.

OTHER MATTERS. In February 2020, Jan E. Singer was hired as CEO to lead J. Crew through a prepackaged financial restructuring under Chapter 11 of the U.S. Bankruptcy Code. The proceeding was filed in May 2020, and J. Crew emerged from bankruptcy in September 2020.

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Director Compensation

Overview

Our directors serve one-year terms that begin when they are elected at the Annual Meeting and end immediately upon the election of their successors at the next Annual Meeting of Stockholders. We refer to this period as a “Board Year” for director compensation purposes.

Our non-employee directors receive the following payments and fees for their services: an annual Board retainer, meeting fees, committee member retainers, committee chair retainers, a Lead Independent Director retainer, and a Chair of the Board retainer. Non-employee directors receive their Board retainers in a combination of cash and equity, and receive meeting fees only if they attend more than eight meetings (Board), ten meetings (Audit Committee), or six meetings (Compensation Committee and Corporate Governance and Nominating Committee). The Compensation Committee believes this compensation structure emphasizes the importance of directors’ active participation at Board and committee meetings.

Each year, the Compensation Committee, with the assistance of its independent consultant, reviews our non-employee director compensation to determine whether it is competitive with that of similar companies. From time to time, the Compensation Committee recommends changes to our compensation structure so that it remains competitive and includes an attractive mix of compensation types.

DIRECTOR COMPENSATION STRUCTURE

Pay Element		Amount

Board Retainer

Directors may choose to receive their cash retainer in equity. Directors who have satisfied our stock ownership guidelines may elect to receive up to 100% of the retainer in cash rather than receiving equity. The cash retainer is paid in six installments over the Board Year. Any awards of deferred stock units (DSU) are made in full on the Annual Meeting date. A director who joins the Board during a Board Year also receives a pro-rated DSU award for the portion of the prior Board Year served.

		$215,000 total » $70,000 cash » $145,000 equity (DSU)

Meeting Fees

No fee is paid unless the director attends more than eight

Board meetings.

No fee is paid unless the director attends more than ten meetings (Audit Committee) or six meetings (Compensation and Corporate Governance and Nominating Committees).

	Board	$5,000 per meeting $2,500 per telephonic meeting
	Audit, Compensation, and Corporate Governance and Nominating Committees	$2,500 per meeting $1,250 per telephonic meeting

Committee Member Retainers
Paid in six installments over the Board Year. A director receives a Committee Member Retainer for each committee on which he or she serves.	Audit Committee	$25,000

	Compensation Committee	$20,000

	Corporate Governance and Nominating Committee	$20,000

Committee Chair Retainers
(excluding Executive Committee) Paid in six installments over the Board Year. In addition to Committee Member Retainers, a director receives a Committee Chair Retainer for each committee he or she chairs.		$20,000

Lead Independent Director Retainer
Paid in six installments over the Board Year.		$45,000

Non-Employee Chair of the Board Retainer
Paid in six installments over the Board Year.		$470,000

DEFERRED STOCK UNITS

Our DSU program for non-employee directors allows us to issue both Class A common DSUs and Class B common DSUs. Each DSU represents the right to receive one share of Brown-Forman’s Class A or Class B common stock, based on the closing price of the shares on the date the award is made. After a non-employee director’s Board service ends, his or her DSUs are paid out in shares of Class A or Class B common stock following a six-month waiting period. Directors may choose to receive this distribution either in a single lump sum or in ten equal annual installments.

Non-employee directors are credited with the cash dividends on the number of shares represented by the DSUs they held on the record date for that dividend. These dividend credits are converted to additional DSUs based on the market value of the Class A or Class B common stock as of the dividend payment date.

If a director’s Board service ends during a Board Year, the DSUs attributable to the remainder of that Board Year do not vest and are forfeited.

EMPLOYEE DIRECTORS

Lawson E. Whiting and Marshall B. Farrer were our employee directors during the 2023 Board Year. They did not receive any compensation for serving on our Board, any of its committees, or on the boards or equivalent bodies of any of our subsidiaries.

STOCK OWNERSHIP GUIDELINE

We require non-employee directors to own stock that is equal in value to five times their annual Board retainer, which, for the 2023 Board Year, was $1,075,000. When considering whether a non-employee director has satisfied the stock ownership guideline, the Compensation Committee includes Class A or Class B common stock held directly and all DSUs but excludes the value of any unexercised SSARs. Any non-employee director who has not yet met the stock ownership guideline will receive at least 60% of his or her annual Board retainer in DSUs until the guideline is reached.

EXPENSE REIMBURSEMENT

We reimburse all directors for reasonable and necessary expenses they incur when they attend Brown-Forman Board and committee meetings. We provide an additional stipend of $3,000 per meeting to directors who must travel overseas for such Board and committee meetings.

CONTINUING EDUCATION ALLOWANCE

Brown-Forman covers the cost, up to $10,000 per director per Board Year, of continuing education programs to help them stay current on best practices in board governance, industry matters, or other business topics relevant to their Board service.

EVENTS

We occasionally invite our directors and their spouses to events, including strategy retreats, retirement celebrations, award dinners, and similar functions. We believe these occasions provide valuable opportunities for our directors to establish and develop relationships with our senior executives, long-term stockholders, employees, and each other, furthering our objective of having a strong, cohesive Board.

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Fiscal 2023 Director Compensation

The following table shows the compensation of non-employee directors for their service in fiscal 2023.

FISCAL 2023 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash(1)	DSU Awards(2)(3)	All Other Compensation(4)	Total

Campbell P. Brown	$307,450	$415,000	$—	$722,450

Stuart R. Brown	—	215,000	—	$215,000

Mark A. Clouse(5)(6)	25,056	—	—	$25,056

John D. Cook	166,250	145,000	—	$311,250

Augusta Brown Holland	215,000	—	—	$215,000

Michael J. Roney	101,250	180,000	15,000	$296,250

Jan E. Singer	95,000	219,685	—	$314,685

Tracy L. Skeans	47,876	215,000	—	$262,876

Elizabeth A. Smith(5)(7)	6,720	—	—	$6,720

Michael A. Todman	156,220	145,000	—	$301,220

(1)

Amounts in this column reflect fees earned during fiscal 2023 and include annual Board retainer (if paid in cash), Lead Independent Director retainer, annual committee chair and committee member retainers, non-employee Chair of the Board retainer (if paid in cash), and any Board and committee meeting fees.

(2)

Determined by dividing the cash value of the compensation being paid in DSUs by the closing price of Class A or Class B common stock on the date of grant. DSU awards for the 2023 Board Year were granted on July 28, 2022. The closing price of our Class A common stock on that date was $72.10. The closing price of our Class B common stock on that date was $73.61. On dividend payment dates, outstanding DSUs are credited with dividend-equivalent DSUs.

(3)

The aggregate number of Class A and Class B DSUs, Class B SSARs, and Class B performance-based restricted stock units (PBRSUs) outstanding for each of our non-employee directors as of April 30, 2023, is set forth below. Annual grants of DSUs vest over the course of the Board Year.

Name	DSUs (Class A )	DSUs (Class B)	SSARs (Class B)	PBRSUs (Class B)

Campbell P. Brown	11,514	—	40,285	470

Stuart R. Brown	12,892	—	—	—

Mark A. Clouse(6)	—	—	—	—

John D. Cook	31,688	19,896	—	—

Augusta Brown Holland	14,036	1,553	—	—

Michael J. Roney	32,177	4,269	—	—

Jan E. Singer	3,075	—	—	—

Tracy L. Skeans	18,809	—	—	—

Elizabeth A. Smith(7)	—	—	—	—

Michael A. Todman	23,061	2,891	—	—

(4)	Reflects stipend amounts paid during fiscal 2023 to directors who must travel to an overseas location for Board and committee meetings.
(5)

The Board’s practice is to grant equity awards to new directors at the beginning of their first full Board year. Mr. Clouse and Ms. Smith will receive equity awards on July 27, 2023 for the 2024 Board Year plus a pro-rated amount for their Board service during fiscal 2023.

(6)	Mark A. Clouse joined the Board as a non-employee director on November 17, 2022. The amounts set forth under “Fees Earned or Paid in Cash” represent fees earned for his service in fiscal 2023.
(7)	Elizabeth A. Smith joined the Board as a non-employee director on January 24, 2023. The amount set forth under “Fees Earned or Paid in Cash” represents fees earned for her service in fiscal 2023.

PROPOSAL 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

At this year’s Annual Meeting, we will ask stockholders to vote to approve, on an advisory basis, the compensation of our named executive officers, as described in this Proxy Statement. At the 2017 Annual Meeting of Stockholders, stockholders approved a proposal to hold this vote every three years, and as described in Proposal 3, the Board has again recommended that this “say-on-pay” vote be held every three years. “Advisory basis” means that, although this vote is required by federal law, the voting results are not binding on Brown-Forman, our Board, or the Compensation Committee. However, the Board values our stockholders’ opinions, and the Compensation Committee will consider the outcome of the advisory vote when making future executive compensation decisions. While we will consider the outcome of Proposal 3, we anticipate that the next advisory vote on executive compensation will be held at the 2026 Annual Meeting of Stockholders.

As described in detail in the “Compensation Discussion and Analysis” section of this Proxy Statement, which begins on page 32, we believe in pay for performance, and aim to achieve this primarily through our short-term and long-term incentive programs. These programs use objective metrics to compare our performance to that of our peers—a process that we believe ensures objective performance standards, reinforces competitive and innovative thinking, and demonstrates the value provided to our stockholders.

We urge you to read the “Compensation Discussion and Analysis” section and to review all other executive compensation information in this Proxy Statement to learn about our compensation objectives and practices, our fiscal 2023 performance, and how our compensation payouts reflect that performance.

The Board recommends that stockholders vote “FOR” the following resolution:

“RESOLVED, that the stockholders approve, on a nonbinding advisory basis, the compensation of

Brown-Forman’s named executive officers, as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis section, the compensation tables, and the related narrative, tabular, and graphic disclosures.”

The Board unanimously recommends that you vote “FOR” the approval of the nonbinding advisory resolution on the compensation of our named executive officers.

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PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In 2017, stockholders had the opportunity to cast a nonbinding advisory vote on how frequently Brown-Forman should seek a nonbinding advisory vote to approve the compensation of our named executive officers. This vote asks stockholders to indicate whether they prefer the “say-on-pay” vote to occur every one, two, or three years. In 2017, our stockholders approved, and we implemented, a three-year frequency for advisory votes on executive compensation.

At this year’s Annual Meeting, we will again ask stockholders to cast a nonbinding advisory vote on how frequently Brown-Forman should seek an advisory vote to approve the compensation of our named executive officers, with a choice of every one, two, or three years. The results of this advisory vote are not binding on Brown-Forman, our Board of Directors, or the Compensation Committee. However, the Compensation Committee and the Board will consider the outcome of the vote when determining the frequency of future advisory votes to approve the compensation of our named executive officers. Notwithstanding the Board’s recommendation or the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis (but not less than every three years) and may vary its practice based on factors such as discussions with stockholders, the adoption of material changes to compensation programs, or changes in the regulatory environment surrounding executive compensation.

The Board of Directors, upon recommendation from the Compensation Committee and the Corporate Governance and Nominating Committee, proposes that future advisory votes to approve the compensation of Brown-Forman’s named executive officers be held every three years for the following primary reasons:

•	Our company’s executive compensation programs are designed to reward sustainable long-term growth and performance.

•	Our compensation philosophy has been consistently applied, and our compensation programs typically do not change materially from year to year.

•	A substantial portion of the total compensation we pay our Named Executive Officers is delivered in incentive compensation with one-year and three-year performance periods. A nonbinding advisory vote on executive compensation every three years will give stockholders the ability to properly assess our long-term compensation strategies with the hindsight of three years of performance.

•	Stockholders have other mechanisms, such as requirements for stockholder approval of equity-based compensation plans and other compensation-related matters, for providing input on our executive compensation programs in years when the advisory votes would not occur.

•	A nonbinding advisory vote to approve the compensation of our named executive officers every three years will allow sufficient time for the Compensation Committee to evaluate the results of the most recent vote and to implement changes, if necessary, to our executive compensation programs.

The Board unanimously recommends that you vote for “EVERY THREE YEARS” as the frequency of future advisory votes to approve the compensation of our named executive officers.

PROPOSAL 4: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2024

The Audit Committee is solely responsible for the appointment, replacement, and compensation of the independent registered public accounting firm and oversees that firm’s qualifications, independence, and performance. The Audit Committee has selected Ernst & Young LLP (EY) as Brown-Forman’s independent registered public accounting firm for the fiscal year ending April 30, 2024, and has directed that management submit such selection to stockholders for ratification at the Annual Meeting.

Stockholder ratification of the selection of EY as Brown-Forman’s independent registered public accounting firm is not required by our By-Laws or otherwise. However, we are submitting the selection of EY to stockholders for ratification as a matter of good corporate governance. If stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain EY. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of Brown-Forman and its stockholders.

EY has served as Brown-Forman’s independent registered public accounting firm since fiscal 2021. The members of the Audit Committee believe that retaining EY to serve as the independent registered public accounting firm is in the best interests of Brown-Forman and its stockholders. A representative of EY is expected to attend the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

The Board unanimously recommends that you vote “FOR” the ratification of Ernst & Young LLP as Brown-Forman’s independent registered public accounting firm for the fiscal year ending April 30, 2024.

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Compensation Discussion and Analysis

This section describes our executive compensation philosophy and objectives, and the decisions of the Compensation Committee (Committee) regarding the compensation of our named executive officers (NEOs). For fiscal 2023, our NEOs were:

Lawson E. Whiting

President and Chief Executive Officer

Leanne D. Cunningham

Executive Vice President and Chief Financial Officer

Thomas W. Hinrichs

Executive Vice President, President,

Emerging International

Matthew E. Hamel

Executive Vice President and General Counsel

Kirsten M. Hawley

Executive Vice President, Chief People,

Places and Communications Officer

Executive Summary

PAY FOR PERFORMANCE

Key components of our compensation program are our short- and long-term incentive plans. These programs are designed to drive performance. We establish key performance metrics under each program to measure our performance and to compare it to that of our peers. We believe the use of these metrics helps accomplish four key objectives:

1>	demonstrate value provided to our stockholders;
2>	ensure that we hold ourselves to an objective performance standard;
3>	reinforce a competitive and innovative mindset among our leadership; and
4>	ensure that incentive payments are appropriate.

We use company-specific performance measures to assess our short-term performance. However, we believe one of the best measures of the long-term value our company and NEOs create is the return provided to our stockholders relative to the returns of other companies in our industry and the broader Standard and Poor’s (S&P) 500. We show the trends in Brown-Forman’s underlying net sales growth and underlying operating income growth, and how our CEO’s total compensation compares with those trends, in the chart below:

Brown-Forman Underlying Net Sales(1)

Growth vs. Underlying Operating Income(2)

Growth vs. CEO Total Compensation Growth(3)

TSR:(4)

Brown-Forman vs. S&P 500 Consumer Staples vs. S&P 500

(1)	“Underlying net sales” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.
(2)	“Underlying operating income” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.
(3)

Compares growth trends of Brown-Forman’s underlying net sales and underlying operating income with the change in total compensation for our CEO (percent change from prior fiscal year). Compensation amounts include base salary, stock-settled stock appreciation rights, non-equity compensation, and compensation reported in the “All Other Compensation” column in the Fiscal 2023 Summary Compensation Table. Compensation shown also includes the performance-based restricted stock unit award values as reported at the end of the applicable three-year performance period. Total compensation differs from total compensation shown in the Fiscal 2023 Summary Compensation Table required by the SEC in that changes in pension values are excluded.

(4)	Represents the compound annual growth rate of the company’s TSR, the S&P 500 TSR, and the S&P 500 Consumer Staples TSR.

We believe our executive compensation program delivers exceptional value to our stockholders, particularly considering the combination of strong returns and financial performance that Brown-Forman and our management team have delivered over multiple years.

PERFORMANCE-BASED PAYOUTS FOR FISCAL 2023

Our compensation programs demonstrate alignment between pay and performance. They focus on strong and sustained growth in underlying net sales and underlying operating income, both on an absolute basis and relative to industry peers.

CASH INCENTIVES

Short-Term Cash Incentive 11% growth in underlying net sales(1) against a target of 5%, and 8% growth in underlying operating income(2) against a target of 7%. As a result, the company performance component of the short-term cash incentives paid out at 154% of target. Long-Term Cash Incentive Over a three-year measurement period, Brown Forman compares its underlying net sales(I) growth to a beverage alcohol industry competitive set and its underlying operating income(2) growth to the same set of competitors. As a result of that comparison, the company performance component of the long-term cash incentives paid out at 81% of target for the fiscal 20212023 performance period. Underlying net sales is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures. (2) Underlying operating income is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

(1)	“Underlying net sales” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.
(2)	“Underlying operating income” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

EQUITY-BASED INCENTIVES

We use equity-based compensation to better align the long-term economic interests of our NEOs with those of our stockholders. We offer our NEOs two types of equity-based incentives: PBRSUs and SSARs.

•	PBRSU awards for the fiscal 2021-2023 performance period were converted into shares shortly after the conclusion of fiscal 2023. The number of shares awarded was calculated based on the cumulative TSR of our Class B common stock as compared to the TSR of the companies constituting the S&P 500 Consumer Staples Index. Our relative performance against this group over the performance period was at the 17th percentile, resulting in a payout at 50% of target. The payout of PBRSU awards for the fiscal 2021-2023 performance period was calculated as follows:

–	The PBRSU payout rewards the level at which the TSR of Brown-Forman exceeds that of the S&P 500 Consumer Staples Index companies over the three-year performance period;
–	The number of shares granted is equal to one-third of an employee’s long-term incentive target divided by the strike price on the day shares are granted; and
–	Following the end of the three-year performance period, the award pays out relative to the index, with:
•	30th percentile or below relative performance paying at 50% of target;
•	55th percentile performance paying at 100% of target; and
•	80th percentile and above performance paying at 150% of target.

Every 1% point growth between the 30th and 80th percentile (e.g., 30% to 31% TSR or 55% to 56% TSR) is equal to a 2% growth up to a maximum of 150% payout.

The number of shares received is the number of shares covered by the award multiplied by the payout percentage, plus dividends issued during the second and third years of performance.

•	Payouts of our SSARs are determined by the increase of our Class B common stock price above the awards’ stated grant price.

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For more than 150 years, BrownForman and the Brown family have been committed to driving sustainable growth and preserving BrownForman as a thriving, family-controlled, independent company. Guided by our values and core purpose of enriching life, success in achieving our ambition to be Nothing Better in the Market depends on strategic priorities which build our brands and create stockholder value, including: " Keeping Jack Daniels Tennessee Whiskey strong, healthy, and relevant to consumers worldwide; " Leading in premium American whiskey and increasing the focus on our super-premium portfolio; " Delivering on balanced geographic growth and competitive routes to consumers; " Delivering top-tier TSR through stockholder-friendly capital allocation and balanced investments to fuel growth; and " Empowering our people to lead, develop new capabilities, and live by our timeless values. When we look at our business in a larger sense, we recognize the many ways the priorities above contribute value to the world around us. We are inspired to create an environment where diversity and inclusion (D&I) occurs naturally. Our commitment to responsibility, sustainability, and the communities in which we live and work makes a meaningful difference in the way we build brands for our company and consumers over the long term.

ADVISORY VOTES ON EXECUTIVE COMPENSATION

We conduct an advisory vote on our executive compensation (“say-on-pay”) every three years. Our last “say-on-pay” vote occurred at our 2020 Annual Meeting of Stockholders, and our stockholders expressed overwhelming support for the compensation of our NEOs, with more than 97% of the votes cast approving the advisory “say-on-pay” resolution. The Committee considered these results as one of many factors in its executive compensation decisions for fiscal 2023.

Subject to the results of this year’s advisory vote on the frequency of future say-on-pay advisory votes, we expect to continue to conduct advisory votes on executive compensation every three years, but reserve the right to conduct votes more frequently in order to seek additional feedback from our stockholders. As in past years, the Committee will consider the results of this year’s “say-on-pay” advisory vote (see Proposal 2 on page 29) in its future executive compensation decisions.

In addition to the “say-on-pay” proposal described above, and in accordance with SEC requirements, this Proxy Statement includes a proposal seeking an advisory vote from our stockholders regarding the frequency with which stockholders prefer to consider a “say-on-pay” proposal. (see Proposal 3 on page 30).

Overview of Our Compensation Program

COMPENSATION OBJECTIVES AND PRINCIPLES

Our executive compensation program is designed to attract, motivate, reward, and retain a diverse team of talented executives who will lead Brown-Forman to produce superior, sustainable, long-term value for our stockholders.

In order to remain competitive and to ensure our executive compensation program is aligned with the interests of our stockholders, our program focuses on creating long-term value, reinforcing financial accountability, demonstrating our values, and delivering outstanding operational outcomes to drive sustained performance of Brown-Forman stock.

COMPENSATION ELEMENTS

Compensation for our NEOs includes:

Base salary (including holiday bonus)	Short-term (one-year) performance-based cash compensation	Long-term equity-based incentive compensation (SSARs and PBRSUs)
Long-term (three-year) performance-based cash compensation	Benefits and limited perquisites generally available to all senior executives	Limited post-employment compensation and other benefits

MEASURING PERFORMANCE

To measure financial performance under our short-term compensation plans, we use two metrics—underlying net sales and underlying operating income. These metrics are determined by adjusting GAAP operating income and net sales for the effects of acquisitions and divestitures, foreign currency changes, estimated net changes in distributor inventories for our brands, and the impact of establishing the Brown-Forman Foundation. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

The Committee believes the most relevant measures of our performance are:

•	Strong and sustained growth in underlying net sales and underlying operating income, both on an absolute basis and relative to industry peers;

•	Progress toward our long-term strategic goals, including building a more diverse and inclusive environment;

•	Our three-year TSR relative to the S&P 500 Consumer Staples Index; and

•	Stock appreciation.

FISCAL 2023 PERFORMANCE METRICS FOR BROWN-FORMAN INCENTIVE PLANS

Performance-Based Component	Performance Measures

Short-Term Cash Incentive	70% Weighting: Equal consideration of underlying net sales(1) growth and underlying operating income(2) growth 20% Weighting: Individual performance 10% Weighting: D&I progress

Long-Term Cash Incentive	50% Weighting: Underlying net sales(1) growth compared to industry peers 50% Weighting: Underlying operating income(2) growth compared to industry peers

PBRSUs	TSR relative to S&P 500 Consumer Staples Index

SSARs	Stock price growth above grant price

(1)	“Underlying net sales” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.
(2)	“Underlying operating income” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

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COMPETITIVE COMPENSATION

We compete for senior executive talent with other companies, and we believe that strong, competitive pay linked with company performance attracts the right leadership to deliver the right results for our stockholders.

To help us ensure our compensation program stays competitive and attractive, the Committee compares Brown-Forman’s compensation practices with a 20-company group to benchmark compensation levels and set target compensation. The compensation comparator group companies are discussed on page 39.

The Role of Our Compensation Committee

The Committee serves a critical role in our compensation governance by providing independent oversight and thought leadership on executive compensation and establishing performance objectives that correlate pay and performance. The Committee, with the assistance of its independent compensation consultant, establishes compensation for our NEOs and other designated executive officers, and helps the Board fulfill its duties relating to the compensation of our directors, officers, and employees. The Committee also has the sole authority, on behalf of the Board, to determine the compensation of our CEO.

The Committee is currently composed of three independent directors—Michael J. Roney (Chair), John D. Cook, and Mark A. Clouse. Each member of the Committee qualifies as an independent director under the NYSE’s heightened independence standards for compensation committee members of non-controlled companies, and as a non-employee director under SEC rules. As a “controlled company,” Brown-Forman is not required to meet all of these standards, but we believe that doing so is in the best interests of our company and our stockholders.

In making decisions, the Committee members benefit from their own diverse experience, input from members of management, advice from independent compensation advisors, and access to functional experts at the company.

SOUND PAY PRACTICES

We avoid pay practices that we believe do not support the objectives of our executive compensation program or our culture. We do not offer NEOs employment agreements, non-performance-based cash payments (other than salary and holiday bonus), tax gross-ups (other than in connection with expatriate assignments), excessive perquisites, or change-in-control agreements. We also have an Incentive Compensation Recoupment Policy (commonly known as a “clawback” policy) that permits Brown-Forman to seek recovery of incentive compensation paid or awarded in the event we restate a financial filing because of material noncompliance with financial reporting requirements or we discover a material error in the calculation of that incentive compensation.

Each year, we assess and evaluate potential compensation-related risks. Based on this year’s review, management and the Committee have concluded that our compensation policies and practices do not create any risk that is reasonably likely to have a material adverse effect on Brown-Forman. This conclusion is consistent with our findings in prior years. See “Compensation Risk Assessment” on page 49.

THE COMPENSATION CONSULTANT

The Committee’s independent compensation advisor is engaged by and reports directly to the Committee and attends Committee meetings as requested. The advisor provides the Committee with information on external compensation trends and guidance on the compensation of our CEO and other NEOs, and also reviews this Compensation Discussion and Analysis. In addition, the advisor provides independent advice to the Board on non-employee director compensation, assists with the Board and Committee self-assessment process, and acts as the Committee’s advisor in working with management.

FW Cook served as the Committee’s advisor during fiscal 2023, through February 2023, and provided no other services to Brown-Forman or management.

In March 2023, following a competitive request for proposal process, the Committee engaged a new independent compensation advisor, Willis Towers Watson (WTW), to provide these services commencing with preliminary work on the compensation programs for fiscal 2024.

In fiscal 2023, WTW performed certain services for the company, in addition to its services to the Committee, including ad hoc compensation consulting (e.g., broad-based incentive plan design, executive titling), compensation survey services, and design work supporting the development of a portal outlining employee pay, benefits, and other rewards. It also provided consulting services related to ESG, enterprise risk management, and insurance placement. Fees paid to WTW in fiscal 2023 for all services totaled $418,653, representing less than 1% of WTW’s revenue.

In accordance with SEC and NYSE requirements, the Committee has reviewed the independence of FW Cook and WTW and determined that no conflict exists that would compromise the independence of either firm’s advice.

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Target Compensation

HOW WE SET TARGET COMPENSATION FOR OUR NEOS

The Committee determines target compensation for each NEO. The Committee considers each NEO’s role, the value of the role in the labor market, and factors specific to the NEO as an individual. Individual factors include tenure with Brown-Forman, mastery of current role, potential to move into expanded roles, performance, scarcity of skill sets, retention risk, fit within our culture, career experience, and internal pay equity. The Committee finds that this approach leads to a more effective pay program than one based solely on external labor market data.

To ensure our pay is competitive, the Committee compares NEO compensation with that of executives in similar positions within our compensation comparator group as well as both food and beverage and general industry surveys. The Committee’s advisor prepares a market analysis comparing the target value of each element of compensation for our NEOs to the compensation paid by our compensation comparator group and survey participants. This analysis produces a range of market-competitive levels of target compensation as one consideration in determining pay for our NEOs. While the Committee does not set target compensation to meet specific benchmarks, the Committee does consider the median of the data from the compensation comparator group and surveys as a factor in determining appropriate target pay ranges for our NEOs.

To determine the pay elements that make up each NEO’s compensation package, the Committee begins by reviewing the pay mix offered by companies in our compensation comparator group and in the surveys. The objective is to design a market-competitive pay mix, while supporting our goal of creating sustainable value for stockholders. The Committee, with the assistance of its independent compensation advisor, periodically reviews pay mix to ensure it maintains this alignment.

BROWN-FORMAN CEO PAY MIX VS. COMPENSATION COMPARATOR GROUP

AND BROWN-FORMAN NEO PAY MIX VS. MARKET MEDIAN

FISCAL 2023 BROWN-FORMAN CEO AND NEO PAY MIX VS. COMPENSATION COMPARATOR GROUP

Compensation Comparator Group

Each year, with the assistance of its advisor, the Committee reviews the list of companies against which we compare our compensation packages. Our goal is to make sure that this compensation comparator group continues to share basic characteristics with Brown-Forman. The companies listed below constituted the compensation comparator group for decisions made in fiscal 2023.

Campbell Soup Company	Harley-Davidson, Inc.	The Boston Beer Company, Inc.

Church & Dwight Co., Inc.	lululemon athletica inc.	The Clorox Company

Columbia Sportswear Company	McCormick & Company, Incorporated	The Hain Celestial Group, Inc.

Conagra Brands, Inc.	Molson Coors Beverage Company	The Hershey Company

Constellation Brands, Inc.	Monster Beverage Corporation	The J.M. Smucker Company

Davide Campari-Milano N.V.	Pernod Ricard SA	Treasury Wine Estates Limited

Diageo plc	Rémy Cointreau SA

As a result of the Committee’s most recent review, the compensation comparator group for fiscal 2024 will omit Columbia Sportswear Company and lululemon athletica inc., and will add Edgewell Personal Care Company, Energizer Holdings, Inc., and YETI Holdings, Inc.

Target Total Direct Compensation for Fiscal 2023

The chart below shows the annualized target total direct compensation for each of our NEOs in fiscal 2023 versus fiscal 2022, and the percentage change of the compensation packages.

FISCAL 2023 VERSUS FISCAL 2022 NEO TARGET TOTAL DIRECT COMPENSATION

Name	Year	Salary and Holiday Bonus(1)	Short-Term Incentive Target	Long-Term Incentive Target	Target Total Direct Comp	Percent Increase	Pay Mix at Target

Lawson E. Whiting	2023	$1,250,040	$1,500,000	$5,360,000	$8,110,040	5%
	2022	1,250,040	1,500,000	5,000,000	7,750,040

Leanne D. Cunningham	2023	625,020	510,000	1,000,000	2,135,020	30%
	2022	598,978	423,770	620,472	1,643,220

Thomas W. Hinrichs(2)	2023	475,618	395,652	497,093	1,368,363	-7%
	2022	509,920	424,161	532,926	1,467,007

Matthew E. Hamel	2023	595,332	342,900	704,700	1,642,932	5%
	2022	569,147	327,818	673,672	1,570,637

Kirsten M. Hawley	2023	491,162	316,000	573,300	1,380,462	5%
	2022	469,562	302,100	548,020	1,319,682

(1)

For purposes of this table, salary and holiday bonuses are based on the one-year period beginning on July 1. Other compensation elements are based on our fiscal year beginning May 1. Any change to compensation during the year is pro-rated.

(2)

Mr. Hinrichs is based in Germany and is paid in euros. The amount shown for fiscal 2022 is the U.S.-dollar equivalent based on the Bloomberg average exchange rate from May 1, 2021, to April 30, 2022, of $1 to €1.1535. The amount shown for fiscal 2023 is the U.S.-dollar equivalent based on the Bloomberg average exchange rate from May 1, 2022 to April 30, 2023 of $1 to €1.04256. Mr. Hinrich’s decrease in compensation between fiscal 2022 and fiscal 2023 is due to the differences in the applicable exchange rates.

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Awards and Payouts in Fiscal 2023: Fixed and Short-Term Compensation

FIXED COMPENSATION

Base salary. The Committee typically adjusts salaries each July after completing its annual performance review process, but the Committee may adjust a NEO’s salary at other times to reflect a change in role or responsibility.

Holiday bonus. One of our longstanding traditions is to offer all our salaried employees, including our NEOs, a lump-sum cash bonus during the holiday season. This bonus is intended to promote continued service and to show appreciation for our employees. The holiday bonus, which we consider to be part of base salary for the NEOs, is guaranteed and based solely on an employee’s tenure with Brown-Forman.

The table below shows the total amount of fixed compensation that each of our NEOs received in fiscal 2023.

FIXED COMPENSATION FOR FISCAL 2023(1)

Name	Amount

Lawson E. Whiting	$1,250,040

Leanne D. Cunningham	620,842

Thomas W. Hinrichs(2)	473,252

Matthew E. Hamel	591,131

Kirsten M. Hawley	487,696

(1)	Reflects fiscal year fixed compensation paid from May 1, 2022, to April 30, 2023, which includes base salary and holiday bonus.

(2)	Mr. Hinrichs is based in Germany and is paid in euros. The amount shown is the U.S.-dollar equivalent based on the Bloomberg average exchange rate from May 1, 2022 to April 30, 2023 of $1 to €1.04256.

SHORT-TERM INCENTIVE COMPENSATION

Our NEOs receive cash payouts each year, depending on the achievement of certain performance goals during the fiscal year. For more information, please see “Performance-Based Payouts for Fiscal 2023” on page 33.

For fiscal 2023, 70% of the target award was tied to company performance, 20% was tied to individual performance, and 10% was tied to the performance against our broader D&I initiatives. The Committee believes that basing most of our NEOs’ short-term incentive cash awards on company performance appropriately reflects their accountability, as a group, for the company’s success. The Committee also believes that basing a lesser, but meaningful, portion of the short-term incentive cash awards on individual and D&I performance provides flexibility to recognize each NEO’s individual achievements during the fiscal year, as well as accountability for Brown-Forman’s D&I progress within our “Be Better, Do Better” commitments and our D&I progress within our Many Spirits, One Brown-Forman strategic plan.

The corporate, individual, and D&I portions of our short-term incentives are subject to a performance factor of 0% to 200%. After adjusting for performance, the three components are added together to determine the total short-term incentive payment. As a result, the total value of short-term incentive payouts may vary between 0% and 200% of target—a range we believe is sufficient for recognizing varying levels of performance without encouraging excessive risk-taking.

COMPANY PERFORMANCE (70% OF TARGET AWARD)

Company performance goals for short-term incentive compensation in fiscal 2023 were based on Brown-Forman’s underlying net sales growth, with a target of 5%, and underlying operating income growth, with a target of 7%. Brown-Forman delivered 11% growth in underlying net sales and 8% growth in underlying operating income in fiscal 2023.

Underlying net sales and underlying operating income were calculated by adjusting, as applicable, GAAP operating income and net sales for the following effects:

•	Acquisitions and divestitures;
•	Foreign exchange;
•	Estimated net changes in distributor inventories; and
•	Impairment charges.

The fiscal 2023 short-term performance goals, our actual performance, and the resulting payout percentage of 154% of target are shown in the chart below:

FISCAL 2023 SHORT-TERM INCENTIVE COMPENSATION PERFORMANCE GOAL

(1)	“Underlying net sales” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.
(2)	“Underlying operating income” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

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INDIVIDUAL PERFORMANCE (20% OF TARGET AWARD)

Individual performance objectives for the NEOs consist of qualitative and quantitative goals that support the achievement of our strategic priorities, such as fulfilling individual job responsibilities, implementing talent development initiatives, developing profit-driving ideas, and making overall contributions to Brown-Forman as a senior leader. Payout levels for the individual portion of the short-term incentive are based on the following guidelines for aligning performance and compensation:

Performance (B-F Nomenclature)	Payout as a Percentage of Target

Superior (Excellent)	200%

Above Target (Very Strong)	135%

On Target (Strong)	118%

Below Target (Varied or Inconsistent)	50%

Immediate Improvement Required (Performance Needs Improvement)	No incentive paid

DIVERSITY AND INCLUSION PERFORMANCE (10% OF TARGET AWARD)

D&I objectives for the NEOs consist of qualitative goals that support the achievement of our D&I priorities, as outlined in our Many Spirits, One Brown-Forman strategic plan. These ambitions focus on how we further leverage diversity at Brown-Forman, from developing customized mentoring initiatives, to launching more robust leadership development programs focused specifically on inclusion, to establishing better quantitative data to analyze our talent pipelines and movement. The ambitions include objectives focused specifically on representation of women in senior leadership roles globally, and in the U.S., representation of people of color and self-identified LGBTQ+ people at all levels of the organization.

Our key accomplishments in fiscal 2023 included:

•	Brown-Forman achieved 43% for women in senior leadership positions globally, exceeding our 2030 ambition of 40%(+2% from fiscal 2022).
•	Brown-Forman achieved people of color representation of 20% at all levels of the U.S. organization, placing us on track to achieve our 2030 ambition of 25% (+0.8% from fiscal 2022). 24% of our fiscal 2023 hires in the U.S. were people of color.
•	Brown-Forman achieved representation of 3% for self-identified LGBTQ+ employees and is on track to achieve our 2030 ambition of 6% (+1.1% from the launch of the ambition in June 2022).

Payout for the D&I portion of the short-term incentive was 150% for fiscal 2023 based on the performance range noted below:

Performance	Payout as a Percentage of Target

Above Target	126%-200%

On Target	76%-125%

Below Target	Up to 75%

Short-Term Compensation Payouts in Fiscal 2023

The amount paid to each NEO in short-term incentive compensation for fiscal 2023 is set forth in footnote 5 to the “Non-Equity Incentive Plan Compensation” column of the Fiscal 2023 Summary Compensation Table found on page 50.

Awards and Payouts in Fiscal 2023: Long-Term Compensation

Long-term incentives are the most important and largest portion of our NEOs’ compensation. These awards are intended to focus the efforts of our executives on long-range strategic goals, including sustainable growth and performance of our brands and superior returns to our stockholders. They also serve as a strong retention incentive and enhance the alignment of our executives’ interests with those of our stockholders by building equity ownership.

The Committee initially determines the target dollar value of the total long-term incentive award for each NEO. The target long-term incentives are divided equally into three components:

One-third performance-based cash incentives	One-third performance-based restricted stock units	One-third stock-settled stock appreciation rights

Long-Term Performance-Based Cash Incentive (For the Fiscal 2023-2025 Performance Period)

We provide our NEOs with an opportunity to earn a cash-based incentive award linked to Brown-Forman’s achievement of long-term performance goals. The goals for the fiscal 2023-2025 performance period are based 50% on underlying net sales performance and 50% on underlying operating income performance, in both cases, compared to our relative performance against our industry. The graphic below shows how we tie this incentive to those goals.

Underlying Net Sales(1) Growth Campared to Industry 50% 50% Underlying Operating Income(2) Growth Compared to Industry

(1)	“Underlying net sales” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.
(2)	“Underlying operating income” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

AWARDS GRANTED IN FISCAL 2023 (FOR THE FISCAL 2023-2025 PERFORMANCE PERIOD)

Long-term cash incentives granted in fiscal 2023 have a three-year performance period and, if earned, will be paid shortly after fiscal 2025 ends. The total value of the long-term cash incentive payouts may vary between 0% and 200% of target based on Brown-Forman’s achievement of long-term performance goals. The table below shows the target awards granted to each NEO in fiscal 2023.

TARGET LONG-TERM CASH AWARDS FOR FISCAL 2023-2025 PERFORMANCE PERIOD

Name	Amount

Lawson E. Whiting	$1,787,024

Leanne D. Cunningham	333,400

Thomas W. Hinrichs(1)	165,731

Matthew E. Hamel	234,947

Kirsten M. Hawley	191,138

(1)	Mr. Hinrichs is based in Germany and is paid in euros. The amount shown is the U.S.-dollar equivalent based on the Bloomberg average exchange rate from May 1, 2022 to April 30, 2023 of $1 to €1.04256.

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AWARDS EARNED IN FISCAL 2023 (FOR THE FISCAL 2021-2023 PERFORMANCE PERIOD)

Our long-term cash awards for the three-year performance period beginning in fiscal 2021 were paid out shortly after fiscal 2023 ended. Based on our performance, the payout was 81% of the target award, calculated as shown in the graphic below:

LONG-TERM PERFORMANCE-BASED CASH AWARDS: FISCAL 2021-2023 PERFORMANCE PERIOD

Relative Underlying Net Sales(1) Growth				Relative Underlying Operating Income(2) Growth

Fiscal Year	B-F SNS	Industry	Performance	Fiscal Year	B-F OI	Industry	Performance

2021	6%	3%	138%	2021	4%	1%	130%

2022	13%	21%	0%	2022	15%	25%	0%
2023	11%	8%	130%	2023	8%	9%	86%

Fiscal 2021 to Fiscal 2023 LTC Payout = 81%

(1)	“Underlying net sales” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures
(2)	“Underlying operating income” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

AWARDS AND PAYOUTS IN FISCAL 2023: LONG-TERM COMPENSATION

The table below shows the long-term cash award that each NEO earned in fiscal 2023 based on the 81% payout for the fiscal 2021-2023 performance period.

LONG-TERM CASH AWARDS PAID FOR FISCAL 2021-2023 PERFORMANCE PERIOD

Name	Amount

Lawson E. Whiting	$1,040,533

Leanne D. Cunningham	139,806

Thomas W. Hinrichs(1)	97,176

Matthew E. Hamel	135,914

Kirsten M. Hawley	208,610

(1)	Mr. Hinrichs is based in Germany and is paid in euros. The amount shown is the U.S.-dollar equivalent based on the Bloomberg average exchange rate from May 1, 2022 to April 30, 2023 of $1 to €1.04256.

Performance-Based Restricted Stock Units

The Committee awards our NEOs and certain other executives shares of Class A common stock through our PBRSU awards. Unless otherwise determined by the Committee, PBRSU awards are granted on the date of the Annual Meeting of Stockholders.

AWARDS GRANTED IN FISCAL 2023 (FOR THE FISCAL 2023-2025 PERFORMANCE PERIOD)

PBRSU awards granted in fiscal 2023 have a three-year performance period. These awards are initially expressed as a dollar value and converted to a specific number of units. At the end of the three-year performance period, the number of units awarded, if any, will be adjusted for performance and dividends paid during the performance period and converted to shares.

TARGET PBRSU AWARDS FOR FISCAL 2023-2025 PERFORMANCE PERIOD

Name	Amount

Lawson E. Whiting	$1,786,494

Leanne D. Cunningham	333,318

Thomas W. Hinrichs (1)	166,191

Matthew E. Hamel	234,902

Kirsten M. Hawley	191,137

(1)

Mr. Hinrichs is based in Germany and is paid in euros. The amount shown is the U.S.-dollar equivalent based on the On the 90-day period average exchange rate from April 30, 2022 to July 28, 2022 of $1 to €1.045425.

The Committee measures performance by comparing the three-year cumulative TSR of Brown-Forman’s Class B common stock with the three-year cumulative TSR of the companies in the S&P 500 Consumer Staples Index. The range of payout, if any, is 50% to 150% of target. The company has a 50% payout floor for performance below 30th percentile because the company does not offer executives time-based restricted stock units. Instead, for the sake of simplicity, the payout floor mirrors the effect of time-based restricted stock units in the plan design without introducing an additional award element.

PBRSU AWARDS:

PAYOUT SCALE AND POTENTIAL PAYOUTS FOR FISCAL 2023-2025 PERFORMANCE PERIOD

Payouts for performance between threshold and target and between target and maximum will be determined by using a straight-line method. In calculating TSR, we look at the average closing stock prices over the 60 trading days preceding the performance period and the final 60 trading days of the performance period. The companies used for the performance comparison will be those that constitute the S&P 500 Consumer Staples Index at the end of the performance period.

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AWARDS EARNED IN FISCAL 2023 (FOR THE FISCAL 2021-2023 PERFORMANCE PERIOD)

The Committee determined PBRSU awards for the fiscal 2021-2023 performance period by comparing the three-year cumulative TSR of Brown-Forman’s Class B common stock with the three-year cumulative TSR of the companies on the S&P 500 Consumer Staples Index when the performance period ended. PBRSU awards were earned over the three-year performance period ended April 30, 2023.

The following companies were listed on the S&P 500 Consumer Staples Index at the end of the 2021-2023 performance period:

Altria Group, Inc.	Hormel Foods Corporation	The Clorox Company
Archer-Daniels-Midland Company	Kellogg Company	The Coca-Cola Company
Brown-Forman Corporation (Cl B)	Keurig Dr Pepper Inc.	The Estée Lauder Companies Inc. (Cl A)
Bunge Limited	Kimberly-Clark Corporation	The Hershey Company
Campbell Soup Company	Lamb Weston Holdings, Inc.	The J.M. Smucker Company
Church & Dwight Co., Inc.	McCormick & Company, Incorporated	The Kraft Heinz Company
Colgate-Palmolive Company	Molson Coors Beverage Company (Cl B)	The Kroger Co.
ConAgra Brands, Inc.	Mondelēz International, Inc. (Cl A)	The Procter & Gamble Company
Constellation Brands, Inc. (Cl A)	Monster Beverage Corporation	Tyson Foods, Inc. (Cl A)
Costco Wholesale Corporation	PepsiCo, Inc.	Walgreens Boots Alliance, Inc.
Dollar General Corporation	Philip Morris International Inc.	Walmart Inc.
Dollar Tree, Inc.	Sysco Corporation
General Mills, Inc.	Target Corporation

The Committee chose a range of payouts (50% to 150% of target) to support our goals of pay for performance and increased NEO equity ownership, while at the same time discouraging unnecessary risk-taking. Based on performance over the three-year period ended April 30, 2023, the awards paid out at 50% of target, as shown below.

PBRSU AWARDS:

PERFORMANCE FOR FISCAL 2021-2023 PERFORMANCE PERIOD

Payouts for performance between threshold and target and between target and maximum are determined by using a straight-line method. In calculating TSR, we look at average closing stock prices over the 60 trading days preceding the performance period and the final 60 trading days of the performance period.

The Committee determined the number of shares to issue by multiplying the target award by the three-year performance percentage and adjusting the resulting number upwards to account for dividends paid during the second and third years of the performance period. The Committee chose this calculation method so that our NEOs’ compensation remains exposed to changes in stock price, but also allows them to earn the dividends paid during the performance period, consistent with the goals of our long-term incentive plan.

The shares awarded for the 2021-2023 performance period were issued on June 1, 2023. For more information on the PBRSU awards granted during fiscal 2023, please see the Fiscal 2023 Grants of Plan-Based Awards Table on page 52 and the Outstanding Equity Awards at 2023 Fiscal Year-End Table on pages 53-54.

The table below shows the number of shares of PBRSUs issued to our NEOs for the fiscal 2021-2023 performance period.

SHARES ISSUED FOR FISCAL 2021-2023 PERFORMANCE PERIOD

Name	Class A Shares

Lawson E. Whiting	14,832

Leanne D. Cunningham(1)	—

Thomas W. Hinrichs	1,066

Matthew E. Hamel	1,388

Kirsten M. Hawley	1,066

(1)	Ms. Cunningham was not a NEO on the July 30, 2020 grant date. She elected to receive her long-term incentive awards for the fiscal 2021-2023 performance period in long-term cash and SSARs.

Stock-Settled Stock Appreciation Rights

The Committee awards SSARs that allow our NEOs to receive the value of the appreciation of our Class B common stock from the grant date. Unless the Committee determines otherwise, SSARs are granted annually on the date of the Annual Meeting of Stockholders. The Committee determined the number of Class B common stock SSARs awarded to our NEOs for fiscal 2023 by dividing the total dollar value of each SSAR award by the value of one SSAR ($20.67 determined by the Black-Scholes method) at the close of trading on the grant date. SSARs become exercisable on the first day of the third fiscal year following the grant date, and generally are exercisable for seven fiscal years thereafter. The SSARs granted in July 2022 (for fiscal 2023) become exercisable on May 1, 2025, and expire on April 30, 2032. For more information on the SSARs awarded during fiscal 2023, please see Fiscal 2023 Grants of Plan-Based Awards Table on page 52 and the Outstanding Equity Awards at 2023 Fiscal Year-End Table on pages 53-54.

The table below shows the number of SSARs awarded to our NEOs in fiscal 2023.

SSAR GRANTS IN FISCAL 2023 (IN CLASS B COMMON STOCK)

Name	SSARs Granted

Lawson E. Whiting	86,430

Leanne D. Cunningham	16,125

Thomas W. Hinrichs	8,038

Matthew E. Hamel	11,364

Kirsten M. Hawley	9,245

Other Compensation Elements

Post-Termination Compensation and Benefits

We do not have employment agreements with any of our NEOs, nor do we have a formal severance plan that provides for post-termination compensation or benefits.

Employee Benefits and Perquisites

We provide our NEOs with certain benefits that are available to nearly all of our salaried employees in the United States, including term life insurance (equal to two times target cash compensation), travel accident insurance, matching contributions to a 401(k) savings plan, medical and dental insurance, and a pension that grows with each additional year of service and pay increase, as more fully discussed in “Pension Benefits” on page 55. Mr. Hinrichs, a German citizen, is not eligible to participate in the 401(k) savings plan or the U.S.-based pension. NEOs and certain other executives receive additional benefits, including a leased automobile or automobile allowance, automobile insurance, and limited reimbursement of financial planning expenses. For more detail on these benefits, please see the “All Other Compensation” column of the Fiscal 2023 Summary Compensation Table found on page 50.

We purchase tickets to sporting and entertainment events for business outings with customers and suppliers. If the tickets are not used for business purposes, employees (including the NEOs) may use the tickets at no incremental cost to Brown-Forman. In addition, we occasionally invite the NEOs and their spouses to social events, including retirement celebrations, award dinners, and similar functions. We believe these events provide valuable opportunities for our senior executives to establish and develop relationships with our directors, long-term stockholders, employees, and each other. For more detail on these employee benefits, please see the “All Other Compensation” column of the Fiscal 2023 Summary Compensation Table on page 50.

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Brown-Forman Corporation Executive Savings Plan

Our NEOs and other senior executives can defer income on a pre-tax basis to help them plan for future financial needs. The Brown-Forman Corporation Executive Savings Plan (Savings Plan) enhances the perceived value of compensation for participants at very little cost to Brown-Forman. The Savings Plan allows our NEOs to make pre-tax deferrals of up to 50% of base salary (including holiday bonus) and up to 75% of short-and long-term cash incentives. Participants in the Savings Plan may notionally invest their plan balances in mutual funds within generally the same asset classes available to participants in our qualified 401(k) savings plan.

In the event a participant’s deferrals into the Savings Plan reduce the participant’s taxable compensation that would otherwise be considered 401(k)-eligible pay upon which a company matching contribution is calculated, Brown-Forman will contribute to the Savings Plan to make up for any lost match under the 401(k) plan. All deferrals to the Savings Plan, and Brown-Forman’s contributions to it, are 100% vested when made, as are any deemed earnings related to those contributions. The benefits owed under the Savings Plan are general unsecured obligations of Brown-Forman. Brown-Forman is not entitled to an income tax deduction on the benefits owed under the Savings Plan until the benefits become taxable to the participants, which generally will be when the benefits are actually paid. Benefits accumulated under the Savings Plan are payable at either a participant-selected date at least two years after a contribution is made or after a participant’s employment terminates. Amounts accumulated are payable in a lump sum six months after termination, except in the case of retirement, where the form of payment (lump sum or installments of up to ten years) and the time of payment (up to ten years after retirement) will be chosen by the participant. The Fiscal 2023 Non-Qualified Deferred Compensation Table on page 57 contains information about NEO activity in the Savings Plan during fiscal 2023, including employee contributions, gains and losses attributable to the change in market value of the notional investments, and any payments to our NEOs.

Compensation Policies and Practices

Incentive Compensation Recoupment Policy

The Committee oversees our Incentive Compensation Recoupment Policy. If Brown-Forman has to restate its reported financial results due to material noncompliance with any financial reporting requirement under the U.S. federal securities laws within three years after the date the results are first publicly issued or filed, or if we discover a material error in the calculation of any incentive compensation that was awarded or paid within the preceding three years, then Brown-Forman will, at the direction of the Committee, seek to recover all or part of the incentive compensation that should not have been awarded or paid. If the Committee determines that any executive officer engaged in fraud or intentional misconduct in connection with any such material noncompliance or error in incentive calculation, the Committee can direct Brown-Forman to seek to recover the incentive compensation that should not have been awarded or paid for a period of six years after the date that such financial results were first publicly issued or filed or six years before the date such fraud or misconduct was discovered. The Committee has sole discretion in making all determinations under the Incentive Compensation Recoupment Policy, including the amount, if any, the company will seek to recover, whether the conduct of an executive officer caused or contributed to the need for a financial restatement or correction in the calculation of an incentive payment, and whether an executive officer engaged in fraud or intentional misconduct. Any determination made by the Committee under this policy is final, conclusive, and binding on all interested parties.

Retirement Age Policy

Our NEOs and other executive officers with high-level policymaking positions are subject to a mandatory retirement age of 65. Such NEOs and executive officers are personally notified of the mandatory retirement policy at age 60 (or older if the individual attains such a position after age 60). An employee who does not become an NEO or executive officer until after attaining the age of 65 will have a two-year grace period once becoming subject to the policy.

Deductibility of Compensation

Under the Tax Cuts and Jobs Act of 2017, effective for our taxable years beginning on or after January 1, 2018, the exception under Section 162(m) for performance-based compensation is no longer available, subject to transition relief for certain grandfathered arrangements in effect as of November 2, 2017.

To maintain flexibility, Brown-Forman has never had a policy requiring that all NEO compensation be fully deductible.

Compensation Risk Assessment

To determine the level of risk arising from our compensation policies and practices, we conduct an annual risk assessment, with oversight by the Committee, its independent advisor, and our internal auditors. The assessment is based on a framework provided by the Committee’s independent advisor and examines the risk associated with the compensation programs applicable to all of our employees. The assessment also considers the features of our compensation programs that are designed to mitigate risk. We believe our compensation programs encourage and reward an appropriate level of risk-taking. Management and the Committee concluded, based upon the results of the assessment for fiscal 2023, that our compensation policies and practices are not reasonably likely to have a material adverse effect on Brown-Forman.

Equity Award Grants

Under our equity award grant policy, the grant date of any award must be the date of the Committee or Board meeting at which it was approved, and the grant price must be the closing price of the relevant class of our common stock on the grant date. We do not have a program, plan, or practice of timing equity award grants in conjunction with the release of material nonpublic information (or vice versa). We have never re-priced or back-dated options or SSARs granted under any of our equity compensation plans, and both our 2013 Omnibus Compensation Plan and our 2022 Omnibus Compensation Plan specifically prohibit such practices.

Source of Plan Shares

We try to limit the source of shares delivered to participants under our equity compensation plans to those we purchase from time to time on the open market (in connection with our publicly announced share repurchase programs), in private transactions, or otherwise. We may use newly issued shares to cover exercises or redemptions of awards and then purchase an equal number of shares on the open market or otherwise as quickly as is reasonably practicable thereafter.

Hedging, Derivatives, and Short Sale Transactions Prohibited

Our Insider Trading Policy prohibits employees, officers, and directors from selling Brown-Forman securities that they do not own (a short sale); from engaging in transactions involving exchange-traded options, puts, calls, or other derivative securities based on Brown-Forman securities; and from engaging in any hedging or monetization transactions accomplished through a number of possible mechanisms, including the use of financial instruments such as prepaid variable forwards, equity swaps, and collars.

Our Policy on Stock Ownership Guidelines

We do not have stock ownership guidelines for our employees. However, the Committee does review the stock ownership status of our NEOs before granting additional stock-based compensation each year to ensure that such grants are necessary and to assess potential retention risk. We list the stock beneficially owned by our NEOs on page 61.

CONCLUSION

We believe our executive compensation program continues to successfully attract, motivate, reward, and retain a team of talented and diverse executives and key employees, both in the United States and around the world, who will lead us to achieve our corporate ambition so aptly described as “Nothing Better in the Market” and enable us to deliver sustainable and superior value to our stockholders over time.

Compensation Committee Report

We, the Compensation Committee of the Board of Directors of Brown-Forman Corporation, have reviewed and discussed with management the foregoing Compensation Discussion and Analysis and, based on such review and discussion, have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Michael J. Roney, Chair

Mark A. Clouse

John D. Cook

49

Compensation Tables

Summary Compensation

The following table sets forth the compensation of our NEOs for the fiscal years shown below, calculated under SEC rules.

FISCAL 2023 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	SSAR/Option Awards(4)	Non-Equity Incentive Plan Compensation(5)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(6)	All Other Compensation(7)	Total

Lawson E. Whiting President and Chief Executive Officer	2023	$1,250,040	–	$ 2,075,901	$1,786,508	$ 3,387,283	$ 1,095,610	$ 55,920	$9,651,262
	2022	1,250,040	–	1,681,355	1,690,184	2,731,438	811,189	200,730	8,364,936
	2021	1,178,747	–	2,020,860	1,575,002	2,986,774	1,006,606	344,120	9,112,109

Leanne D. Cunningham (8) Executive Vice President and Chief Financial Officer	2023	620,842	–	387,315	333,304	902,001	450,596	38,881	2,732,939
	2022	551,347	–	208,674	209,751	628,172	–	33,189	1,631,133

Thomas W. Hinrichs (9) Executive Vice President, President, Emerging International	2023	473,252	–	193,113	166,145	688,477	–	468,187	1,989,174
	2022	507,537	–	186,930	187,892	526,788	–	441,107	1,850,254
	2021	480,658	–	145,226	258,714	727,745	–	129,027	1,741,370

Matthew E. Hamel Executive Vice President and General Counsel	2023	591,131	–	272,955	234,894	636,720	124,578	36,442	1,896,720
	2022	566,488	–	226,545	227,740	496,180	–	33,297	1,550,250
	2021	552,570	–	189,083	336,848	531,849	314,554	32,841	1,957,745

Kirsten M. Hawley Executive Vice President, Chief People, Places, and Communications Officer	2023	487,696	–	222,101	191,094	680,872	–	35,950	1,617,713
	2022	465,298	–	184,348	185,268	566,745	–	35,137	1,436,796
	2021	442,983	–	145,109	129,255	585,090	273,967	34,449	1,610,853

(1)

Salary includes holiday bonus and is based on the fiscal year beginning May 1, 2022. The holiday bonus, which is provided to all salaried employees, is based on the employee’s tenure as shown in the table below:

Length of Continuous Service	Amount of Holiday Bonus
3 months but less than 6 months	1/8 of monthly salary
6 months but less than 5 years	1/4 of monthly salary
5 years but less than 10 years	3/8 of monthly salary
10 years or more	1/2 of monthly salary

(2)	Our NEOs do not receive non-performance-based compensation that would be considered a “Bonus” under SEC rules.
(3)

Includes the aggregate grant date fair value of PBRSUs granted during the respective fiscal years, calculated in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The grant date fair value for the PBRSUs granted during fiscal 2023, assuming the maximum achievement of the performance goals, would have been $3,113,851 for Mr. Whiting, $580,972 for Ms. Cunningham, $289,669 for Mr. Hinrichs, $409,433 for Mr. Hamel, and $333,151 for Ms. Hawley. Assumptions used in the calculation of these amounts are included in Note 10 to our audited financial statements for the fiscal year ended April 30, 2023, which appear in our Annual Report on Form 10-K for fiscal 2023.

(4)

Includes the aggregate grant date fair value of SSARs granted during the respective fiscal years, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 to our audited financial statements for the fiscal year ended April 30, 2023, which appear in our Annual Report on Form 10-K for fiscal 2023.

(5)

Amounts listed for fiscal 2023 include short-term cash incentive compensation paid for the one-year performance period ended on April 30, 2023, and long-term cash incentive compensation paid for the three-year performance period ended on April 30, 2023, as approved by the Compensation Committee in May 2023 and paid on June 15, 2023. These amounts are shown below.

	Short-Term Cash	Long-Term Cash	Total

Lawson E. Whiting	$ 2,346,750	$ 1,040,533	$3,387,283

Leanne D. Cunningham	762,195	139,806	$902,001

Thomas W. Hinrichs	591,301	97,176	$688,477

Matthew E. Hamel	500,806	135,914	$636,720

Kirsten M. Hawley	472,262	208,610	$680,872

(6)

Amounts represent changes between fiscal years in the actuarial present value of the accumulated pension benefits of each of the NEOs under the applicable pension or savings plan. Pension values may fluctuate significantly from year to year depending on a number of factors, including age, years of service, average annual earnings, and the assumptions used to determine the present value, such as the discount rate and mortality tables. Please see the Fiscal 2023 Pension Benefits Table on page 55 for the assumptions used in calculating the change in pension value. None of the NEOs received above-market or preferential earnings (as these terms are defined by the SEC) on their non-qualified deferred compensation accounts.

	Qualified	Non-Qualified	Total

Lawson E. Whiting	$ (6,225)	$ 1,101,835	$1,095,610

Leanne D. Cunningham	(17,534)	468,130	$450,596

Thomas W. Hinrichs	–	–	$–

Matthew E. Hamel	53,251	71,327	$124,578

Kirsten M. Hawley	(12,195)	(25,844)	$(38,039)

(7)	The following table sets forth each component of the “All Other Compensation” column for fiscal 2023.

Name	401(k) Matching Contribution(a)	Cost of Company-Provided Life Insurance	Cost of Company-Leased Car(b)(c)	Other(d)(e)(f)	Total

Lawson E. Whiting	$16,500	$2,496	$16,540	$20,384	$55,920

Leanne D. Cunningham	15,667	2,299	16,915	4,000	$38,881

Thomas W. Hinrichs	–	40	16,890	451,257	$468,187

Matthew E. Hamel	15,669	2,280	14,493	4,000	$36,442

Kirsten M. Hawley	15,596	1,954	14,400	4,000	$35,950

(a)	For the period May 1, 2022, through April 30, 2023.
(b)	Values based on the cost to Brown-Forman during the fiscal year, including lease payments, maintenance, registration, and insurance premiums.
(c)	Amount shown for Ms. Cunningham, Ms. Hawley and Mr. Hinrichs includes a car allowance in lieu of a company car.
(d)	Reimbursement of financial planning expenses up to a limit of $4,000 for the fiscal year.
(e)	Includes trailing tax related to the exercise of stock earned by Mr. Whiting ($16,384) while on expatriate assignment in the UK.
(f)	Includes trailing tax related to the exercise of stock earned by Mr. Hinrichs ($448,169) while on expatriate assignment in the Netherlands.
(8)	Compensation for Ms. Cunningham is provided for fiscal 2022 and fiscal 2023. Ms. Cunningham was not a NEO in fiscal 2021.
(9)

Mr. Hinrichs is based in Germany and is paid in euros. The amount shown for Stock Awards and SSAR/Option Awards is the U.S.-dollar equivalent based on the Oanda 90-day period average exchange rate from April 30, 2022 through July 28, 2022 of $1 to € 1.045425. The amount shown for Salary, Non-Equity Incentive Plan Compensation, and All Other Compensation is the U.S.-dollar equivalent based on the Bloomberg average exchange rate from May 1, 2022 through April 30, 2023 of $1 to € 1.042560.

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Grants of Plan-Based Awards

The following table contains information regarding the equity and non-equity awards granted to our NEOs during fiscal 2023 under our 2013 Omnibus Compensation Plan. For additional information on the fiscal 2023 awards, please see the Compensation Discussion and Analysis, which begins on page 32.

FISCAL 2023 GRANTS OF PLAN-BASED AWARDS TABLE

		Award Type(1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Possible Payouts Under Equity Incentive Plan Awards(3)			All Other Option Awards: Number of Securities Underlying Options(4)	Exercise or Base Price of Option Awards(5)	Grant Date Fair Value of Stock and Option Awards(6)
Name	Grant Date		Threshold	Target	Maximum	Threshold	Target	Maximum

		STC	$—	$1,500,000	$3,000,000

Lawson E. Whiting		LTC	—	1,787,024	3,574,048
	7/28/2022	PBRSU				12,389	24,778	37,167			$2,075,901

	7/28/2022	SSAR							86,430	$73.61	1,786,508

		STC	—	510,000	1,020,000

Leanne D. Cunningham		LTC	—	333,400	666,800
	7/28/2022	PBRSU				2,312	4,623	6,935			387,315

	7/28/2022	SSAR							16,125	$73.61	333,304

		STC	—	395,652	791,304

Thomas W. Hinrichs (7)		LTC	—	166,186	332,372
	7/28/2022	PBRSU				1,153	2,305	3,458			193,113

	7/28/2022	SSAR							8,038	$73.61	166,145

		STC	—	342,900	685,800

Matthew E. Hamel		LTC	—	234,947	469,894
	7/28/2022	PBRSU				1,629	3,258	4,887			272,955

	7/28/2022	SSAR							11,364	$73.61	234,894

		STC	—	316,000	632,000

Kirsten M. Hawley		LTC	—	191,138	382,276
	7/28/2022	PBRSU				1,326	2,651	3,977			222,101

	7/28/2022	SSAR							9,245	$73.61	191,094

(1)

“STC” represents short-term (or annual) incentive compensation payable in cash. “LTC” represents long-term incentive compensation payable in cash at the end of a three-year performance period. “PBRSU” represents Class A common performance-based restricted stock units. “SSAR” represents Class B common stock-settled stock appreciation rights.

(2)

Amounts represent potential value of the short-term incentive compensation opportunity for the fiscal 2023 performance period and the cash component of the long term incentive compensation opportunity for the fiscal 2023 through fiscal 2025 performance period. No amounts are payable if threshold underlying operating income performance levels are not achieved. STC and LTC are capped at 200% of target. Please see the “Non-Equity Incentive Plan Compensation” column of the Fiscal 2023 Summary Compensation Table on page 50 for amounts actually paid. These amounts include the short-term cash incentive compensation paid for the one-year performance period ended on April 30, 2023, and the long-term cash incentive compensation paid for the three-year performance period ended on April 30, 2023. The maximum awards providing for cash settlement that may be granted to any NEO in fiscal 2023 were capped at $6,000,000.

(3)

Amounts represent the estimated payouts in shares of the PBRSU awards granted in fiscal 2023. PBRSU awards are subject to a three-year performance period. The final number of shares earned will be determined by multiplying the number of units by the three-year performance percentage and adjusting the resulting number upwards to account for dividends paid during the second and third years of the performance period. PBRSU awards granted in fiscal 2023 will vest on June 2, 2025. The estimated possible payouts assume a 50% threshold and 150% maximum payout.

(4)

The number of SSARs awarded for fiscal 2023 was determined by dividing the total cash value of each SSAR award by the Black-Scholes value ($20.67) of our Class B common stock as of the close of trading on the date of grant, July 28, 2022. SSARs become exercisable on the first day of the third fiscal year following the fiscal year of grant, and generally are exercisable for seven fiscal years thereafter (barring certain events that may cause an award to become exercisable earlier). SSARs granted July 28, 2022, become exercisable on May 1, 2025, and expire April 30, 2032.

(5)	The exercise price for the SSARs represents the closing price of our Class B common stock on the grant date.
(6)

Calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts appear in Note 10 to our audited financial statements for the fiscal year ended April 30, 2023, which are included in our Annual Report on Form 10-K for fiscal 2023.

(7)

Mr. Hinrichs is based in Germany and paid in euros. The amount shown for PBRSU and SSAR Award Types is the U.S.-dollar equivalent based on the Oanda 90-day period average exchange rate from April 30, 2022 through July 28, 2022 of $1 to € 1.045425. The amount shown for STC and LTC award types is the U.S.-dollar equivalent based on the Bloomberg average exchange rate from May 1, 2022 through April 30, 2023 of $1 to € 1.042560.

Outstanding Equity Awards

The following table lists the outstanding equity awards held by our NEOs as of April 30, 2023. The year-end values shown in the table are based on the April 28, 2023, closing prices for our Class A common stock, $65.88 per share, and our Class B common stock, $65.09 per share.

OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR-END TABLE

		SSAR Awards(1)				Stock Awards(2)

Name	Grant Date	Number of Securities Underlying Unexercised SSARs Exercisable	Number of Securities Underlying Unexercised SSARs Unexercisable	SSAR Exercise Price	SSAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested(3)	Market Value of Shares or Units of Stock That Have Not Vested(3)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested(6)

Lawson E. Whiting	7/24/2014	15,601	$35.60		4/30/2024
	7/23/2015	20,330		39.58	4/30/2025

	7/28/2016	29,314		37.94	4/30/2026

	7/27/2017	34,619		39.20	4/30/2027

	7/26/2018	41,266		53.24	4/30/2028

	7/25/2019	111,626		53.88	4/30/2029

	7/30/2020		109,334	68.24	4/30/2030

	7/22/2021		101,757	70.24	4/30/2031

	7/28/2022		86,430	73.61	4/30/2032

	7/30/2020					14,832	$ 977,132

	7/22/2021							24,744	$ 1,630,135

	7/28/2022							24,778	1,632,375

Leanne D. Cunningham	7/23/2015	2,094	$39.58		4/30/2025
	7/28/2016	7,309		37.94	4/30/2026

	7/27/2017	6,213		39.20	4/30/2027

	7/26/2018	3,856		53.24	4/30/2028

	7/25/2019	3,948		53.88	4/30/2029

	7/30/2020		3,008	68.24	4/30/2030

	7/22/2021		12,628	70.24	4/30/2031

	7/28/2022		16,125	73.61	4/30/2032

	7/22/2021							3,071	202,317

	7/28/2022							4,623	304,563

Thomas W. Hinrichs	7/28/2016	15,179	$37.94		4/30/2026
	7/27/2017	12,827		39.20	4/30/2027

	7/26/2018	11,312		53.24	4/30/2028

	7/25/2019	23,651		53.88	4/30/2029

	7/30/2020		17,960	68.24	4/30/2030

	7/22/2021		11,312	70.24	4/30/2031

	7/28/2022		8,038	73.61	4/30/2032

	7/30/2020					1,066	70,228

	7/22/2021							2,751	181,236

	7/28/2022							2,305	151,853

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OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR-END TABLE

		SSAR Awards(1)				Stock Awards(2)

Name	Grant Date	Number of Securities Underlying Unexercised SSARs Exercisable	Number of Securities Underlying Unexercised SSARs Unexercisable	SSAR Exercise Price	SSAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested(3)	Market Value of Shares or Units of Stock That Have Not Vested(3)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested(6)

Matthew E. Hamel	7/24/2014	34,155		$ 35.60	4/30/2024
	7/23/2015	38,965		39.58	4/30/2025

	7/28/2016	57,274		37.94	4/30/2026

	7/27/2017	48,314		39.20	4/30/2027

	7/26/2018	29,989		53.24	4/30/2028

	7/25/2019	30,694		53.88	4/30/2029

	7/30/2020		23,384	68.24	4/30/2030

	7/22/2021		13,711	70.24	4/30/2031

	7/28/2022		11,364	73.61	4/30/2032

	7/30/2020					1,388	91,441

	7/22/2021							3,334	219,644

	7/28/2022							3,258	214,637

Kirsten M. Hawley	7/28/2016	18,041		$ 37.94	4/30/2026
	7/26/2018	10,775		53.24	4/30/2028

	7/25/2019	11,778		53.88	4/30/2029

	7/30/2020		8,973	68.24	4/30/2030

	7/22/2021		11,154	70.24	4/30/2031

	7/28/2022		9,245	73.61	4/30/2032

	7/30/2020					1,066	70,228

	7/22/2021							2,713	178,732

	7/28/2022							2,651	174,648

(1)

SSAR awards are exercisable for shares of Class B common stock. All SSARs vest and become fully exercisable on the first day of the third fiscal year following the fiscal year of grant, and generally are exercisable for seven fiscal years thereafter (barring certain events that may require an award to become exercisable earlier). The number of SSARs shown also reflects the special dividend on December 29, 2021.

(2)

Represents Class A and Class B common PBRSU awards with a three-year performance period. The PBRSU awards granted on July 30, 2020 vested on June 1, 2023. The PBRSU awards granted on July 22, 2021, and July 28, 2022 will vest on, June 3, 2024, and June 2, 2025, respectively.

(3)

Reflects the number of shares of Class A common stock that were issued on June 1, 2023, upon satisfaction of the performance measures prescribed for the PBRSU awards granted on July 30, 2020. The number of shares issued was determined by multiplying the target award by a three-year performance percentage (50%), and then adjusting the resulting number upwards to account for dividends paid during the second and third years of the performance period. The number of shares shown also reflects the special dividend on December 29, 2021.

(4)	Market value for the PBRSU awards was determined by multiplying the number of Class A shares by $65.88 (the closing price of our Class A common stock on April 28, 2023).
(5)

Amounts shown represent the estimated payout of PBRSU awards based on a performance multiplier of 100% of target for the awards granted in fiscal 2022 and fiscal 2023. PBRSU awards are initially determined as a cash value, which is converted to units, and then subject to a three-year performance period. The number of shares of PBRSUs ultimately awarded will be determined by multiplying the initial number of units by a three-year performance adjustment factor and adjusting the resulting number to account for dividends paid during the second and third years of the performance period.

(6)	Market value for the PBRSU awards was determined by multiplying the number of Class A shares by $65.88 (the closing price of our Class A common stock on April 28, 2023).

Option Exercises and Stock Vested

The following table shows all SSAR awards exercised by the NEOs during fiscal 2023 and the value realized upon exercise, as well as all stock awards in which our NEOs vested during fiscal 2023 and the value realized upon vesting.

FISCAL 2023 OPTION EXERCISES AND STOCK VESTED TABLE

	SSAR Awards(1)			Stock Awards(2)

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	(3)	Number of Class A Shares Acquired on Vesting	(4)	Value Realized on Vesting	(5)

Lawson E. Whiting(6)	6,801	$818,241		21,856		$1,364,252

Leanne D. Cunningham	–	–		–		–

Thomas W. Hinrichs(7)	3,384	420,619		2,026		126,463

Matthew E. Hamel(8)	15,534	1,750,853		2,630		164,165

Kirsten M. Hawley				2,019		126,026

(1)	All SSAR awards are settled in Class B common stock.
(2)	Stock awards are in the form of Class A and Class B common stock.
(3)	Equals the difference between the SSAR exercise price and the market price of the underlying shares at time of exercise, multiplied by the number of SSAR awards exercised.
(4)

The grant date for all awards of Class A common stock PBRSUs shown in the table was July 25, 2019. The vesting date was June 1, 2022, and the closing price on April 29, 2022, was used to determine value realized upon vesting.

(5)

Equals the sum of the closing price of each underlying security on the vesting date multiplied by the number of shares of the applicable class of common stock that vested. The closing price of our Class A common stock on April 29, 2023, was $62.42.

(6)	Mr. Whiting exercised 22,195 SSAR awards on February 22, 2023.
(7)	Mr. Hinrichs exercised 11,293 SSAR awards on April 28, 2023.
(8)	Mr. Hamel exercised 10,880 SSAR awards on July 29, 2022, 10,880 SSAR awards on October 31, 2022, 10,880 SSAR awards on January 31, 2023, and 10,880 SSAR awards on April 28, 2023.

Pension Benefits

We maintain both tax-qualified and non-qualified supplemental excess retirement plans. The following table shows the present value of accumulated pension benefits payable to each of our NEOs under our tax-qualified plan (Brown-Forman Corporation Salaried Employees Retirement Plan) and under our non-qualified excess plan (Brown-Forman Supplemental Executive Retirement Plan), based on the pension earned as of our most recent FASB ASC Topic 715 measurement date, April 30, 2023. These plans are described below the table.

FISCAL 2023 PENSION BENEFITS TABLE

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1)	Payments During Last Fiscal Year

Lawson E. Whiting	Qualified	25.83	$ 887,889	$ –
	Non-Qualified	25.83	6,390,423	–

Leanne D. Cunningham	Qualified	27.83	902,201	–
	Non-Qualified	27.83	995,642	–

Thomas W. Hinrichs(2)(3)	Germany	26.67	898,420	–

Matthew E. Hamel	Qualified	15.50	813,638	–
	Non-Qualified	15.50	1,874,621	–

Kirsten M. Hawley	Qualified	26.00	861,136	–
	Non-Qualified	26.00	1,513,129	–

(1)

Actuarial present value of each NEO’s accumulated pension benefit as of our FASB ASC Topic 715 measurement date, April 30, 2023, using a 4.91% discount rate, expected retirement age of 65, and amount weighted rates from the PRI-2012 mortality study projected generationally from 2012 with scale MP-2021 for annuities and 2023 417 (e) mortality table for lump sums as of April 30, 2023.

(2)

Mr. Hinrichs is a German citizen. The German pension plan for Brown-Forman Corporation pays a guaranteed capital sum or monthly pension. Expected retirement is 65 years and guaranteed interest is 2.75%.

(3)	Mr. Hinrichs is based in Germany and is paid in euros. The amount shown is the U.S.-dollar equivalent based on the Bloomberg average exchange rate from May 1, 2022 to April 30, 2023 of $1 to €1.04256.

55

BROWN-FORMAN CORPORATION SALARIED EMPLOYEES RETIREMENT PLAN

Most U.S. salaried employees, and all of our NEOs (except Mr. Hinrichs), participate in the tax-qualified Brown-Forman Corporation Salaried Employees Retirement Plan. This is a funded, non-contributory, defined benefit pension plan that provides monthly retirement benefits based on the participant’s age at retirement, years of service, and “Final Average Pay” (described below). Retirement benefits are not offset by Social Security benefits and are assumed for actuarial purposes to be payable at age 65. Participants vest in the plan after five years of service.

BROWN-FORMAN CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

U.S. federal tax law limits the amount of compensation that may be used annually to accrue benefits under our tax-qualified Salaried Employees Retirement Plan (SERP). For employees whose compensation exceeds these limits, including our NEOs, we maintain a non-qualified SERP. The SERP restores the benefits that are lost due to U.S. federal tax law limitations. The SERP also provides faster vesting for certain key employees who join us mid-career. All NEOs are vested in the SERP.

PENSION FORMULA

The formula we use to calculate the combined total pension benefit under both plans includes the following factors:

•	Final Average Pay (FAP) is the average compensation of the highest consecutive five calendar years in the last ten calendar years of employment. For this purpose, compensation is considered to be salary, holiday bonus, and short-term incentive compensation (not long-term cash or equity compensation).
•	Social Security Covered Compensation (CC) is the average of the Social Security Taxable Wage Base in effect for each calendar year during the 35 years ending with the calendar year in which a participant reaches Social Security Retirement age.
•	Credited Service (Service) is the number of years and whole months during which the participant is employed by Brown-Forman at a location or division that participates in the pension plan, up to a maximum of 30 years.

The table below shows the pension formula and gives a sample calculation.

MONTHLY PENSION FORMULA FOR A PARTICIPANT RETIRING AT THE REGULAR RETIREMENT AGE OF 65

Generalized Formula	Sample Calculation: Assume FAP of $400,000, CC of $80,000, and Service of 30 Years		Amount

1.3% multiplied by FAP up to CC	0.013 × $80,000	=	$1,040

1.75% multiplied by FAP above CC	0.0175 × $320,000	=	5,600

			6,640

The sum of the above multiplied by years of service	× 30	=	199,200

Divide by 12 to get the monthly pension (before reduction for early retirement or optional forms of payment)	÷ 12	=	$16,600

Under the qualified plan, early retirement is available before age 55 if payment is elected within 120 days from separation. Under the non-qualified SERP, early retirement is available at age 55. Mr. Hamel is the only NEO currently eligible for early retirement under the SERP.

Those who retire before age 65 under the FAP formula have their pension payments reduced by 3% for each year (1/4 of 1% for each month) that payments start prior to age 65. Retirees also can reduce their pension payment to purchase optional forms of payment that protect a spouse or ensure a minimum payment period. A lump sum payment option is also available under the qualified pension plan if it is elected within 120 days from separation regardless of the participant’s age when the benefit commenced.

Once the final pension is determined, the federal rules that govern the maximum pension paid under the qualified plan are applied to determine the portion to be paid under the qualified plan, and the remaining amount becomes payable under the non-qualified pension plan.

Non-Qualified Deferred Compensation

The following table provides information on Savings Plan contributions and earnings for our NEOs for fiscal 2023.

FISCAL 2023 NON-QUALIFIED DEFERRED COMPENSATION TABLE

	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY	Aggregate Earnings in Last FY(2)	Aggregate Withdrawals/ Distributions(3)	Aggregate Balance at Last FYE(4)

Lawson E. Whiting	$ —	$ —	$ —	$ —	$ —

Leanne D. Cunningham	119,364	—	14,388	(95,710)	480,102

Thomas W. Hinrichs(5)	—	—	—	—	—

Matthew E. Hamel	—	—	—	—	—

Kirsten M. Hawley	—	—	11,228	(95,859)	919,658

(1)

Contributions shown in this column are included in each NEO’s compensation reported in the Fiscal 2023 Summary Compensation Table, under “Salary” for the current fiscal year or under “Non-Equity Incentive Plan Compensation” in the previous fiscal year.

(2)

NEOs participating in the Savings Plan may notionally invest their plan balances in mutual funds within generally the same asset classes available to participants in our qualified 401(k) savings plan. The Savings Plan does not guarantee a return on deferred amounts. Earnings in this column represent deemed investment earnings or losses attributable to the change in market value of the notional investments. These amounts are not reported in the Fiscal 2023 Summary Compensation Table because the Savings Plan does not provide for above-market or preferential earnings.

(3)	Ms. Cunningham and Ms. Hawley each made a withdrawal from the Savings Plan in fiscal 2023, as allowed under its terms and conditions.
(4)

Amounts include compensation previously earned and disclosed, as required, in the Summary Compensation Table of our proxy statements. Amounts also include deemed investment earnings and losses attributable to the change in market value of the notional investments, which were not disclosed in our prior proxy statements because the Savings Plan does not provide for above-market or preferential earnings.

(5)	Mr. Hinrichs is not eligible for the Savings Plan as an employee outside of the United States.

Potential Payments Upon Termination or Change in Control

We do not provide our NEOs with any separate contract, agreement, or arrangement that allows for payments or benefits upon termination or a change in control or that discriminates in favor of an NEO in scope or terms of operation. We offer certain benefits to executives whose employment terminates before incentive awards are paid, depending upon the circumstances surrounding their termination. These benefits, shown in the table below, are intended to continue to link an executive’s compensation to Brown-Forman’s performance after the executive’s employment has ended and to avoid penalizing executives in situations where the termination was outside of their control.

TREATMENT OF SHORT-TERM AND LONG-TERM INCENTIVE AWARDS UPON TERMINATION OF EMPLOYMENT

Termination Event	Short-Term Cash Incentives	Long-Term Cash Incentives and Performance- Based Restricted Stock	SSARs

Retirement(1)	Awards granted in the fiscal year of termination are pro-rated based on the time worked during that fiscal year, adjusted for performance, and paid at the same time and in the same manner as for active employees.	Awards granted in the fiscal year of termination are pro-rated based on the time worked during that year, adjusted for performance, and paid soon after the end of the performance period. Outstanding unpaid awards are not reduced, but are adjusted for performance and paid soon after the end of the performance period.	Awards granted in the fiscal year of termination are pro-rated based on the time worked during that year. Other outstanding awards are not reduced. All awards become exercisable at the same time and in the same manner as for active employees. Retirees must exercise awards by the earlier of the original expiration date or the end of seven years following the date of retirement.
Involuntary Not for Cause			Awards granted in the fiscal year of termination are pro-rated based on the time worked during that year. Other outstanding awards are not reduced. All awards become exercisable at the same time and in the same manner as for active employees. Awards must be exercised by the earlier of the original expiration date or the later of twelve months following the date of termination or twelve months following the first exercise date.

Death/Permanent Disability	Awards granted in the fiscal year of death or permanent disability are pro-rated based on the time worked during that year and are paid upon death or permanent disability at a target level of performance.	Awards granted in the fiscal year of death or permanent disability are pro-rated based on the time worked during that year and become payable shortly after death or permanent disability at a target level of performance. Outstanding unpaid awards are not reduced and become payable shortly after death or permanent disability at a target level of performance.	Awards granted in the fiscal year of termination are pro-rated based on the time worked during that year. Other outstanding awards are not reduced. All awards become exercisable on the date of death or permanent disability. Awards must be exercised by the earlier of the expiration date or the end of five years following the date of death or termination of employment due to disability.

Voluntary Termination or Involuntary for Poor Performance	Awards granted in the fiscal year of termination are forfeited.	All unearned or nonvested awards are forfeited.	All nonvested awards are forfeited. Exercisable awards may be exercised for up to 30 days, or, if earlier, until the original expiration date.
Involuntary for Cause			All outstanding awards are forfeited.

(1)	Retirement applies to those executives who leave Brown-Forman at or after age 55 with at least five years of service or at or after age 65 with any service.

57

Change in Control and Termination Upon Change in Control

In the event of a change in control, as defined in the Brown-Forman 2013 Omnibus Plan or the Brown-Forman 2004 Omnibus Plan, as applicable, short-term and long-term incentive compensation cycles continue unaffected, and outstanding options and SSARs become immediately vested but remain exercisable according to their original vesting schedule. In the event an executive’s employment is terminated by Brown-Forman (or its successor) without cause or by the executive within 60 days after a constructive discharge, in either case within one year following a change in control, all outstanding awards become immediately vested and exercisable, restriction periods lapse, and cash awards are paid out based on target performance and pro-rated through the effective date of termination. In the event of a change in control that modifies the capital structure of Brown-Forman (or its successors), the realizable value on exercise of outstanding options and SSARs is subject to adjustment as described in the applicable Omnibus Plan.

The following table illustrates the value of compensation available to our NEOs as if their employment were terminated on April 30, 2023, the last day of fiscal 2023, under various scenarios. The compensation included is limited to amounts that would have been payable as a direct result of each specified event. This table excludes the value of pension benefits disclosed in the Fiscal 2023 Pension Benefits Table on page 55 and the amounts payable under deferred compensation plans that are disclosed in the Fiscal 2023 Non-Qualified Deferred Compensation Table on page 57.

FISCAL 2023 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE(1)

Name	Death Benefit(1)	Holiday Bonus(2)	STC(3)	LTC(4)	PBRSUs(5)	SSARs(6)	Total

Lawson E. Whiting

Voluntary Termination	$—	$—	$—	$—	$—	$—	$—

Involuntary Termination for Cause	—	—	—	—	—	—	—

Involuntary Termination Not for Cause	—	20,850	2,346,750	4,494,557	4,239,642	1,605,147	12,706,946

Retirement	—	20,850	2,346,750	4,494,557	4,239,642	1,605,147	12,706,946

Death	3,000,000	20,850	1,500,000	4,743,408	5,144,503	1,605,147	16,013,908

Change-in-Control	—	—	—	—	—	1,605,147	1,605,147

Termination Upon Change-in-Control	—	20,850	1,500,000	4,743,408	5,144,503	1,605,147	13,013,908

Leanne D. Cunningham

Voluntary Termination	—	—	—	—	—	—	—

Involuntary Termination for Cause	—	—	—	—	—	—	—

Involuntary Termination Not for Cause	—	10,425	762,195	680,071	506,881	211,923	2,171,495

Retirement	—	10,425	762,195	680,071	506,881	211,923	2,171,495

Death	3,000,000	10,425	510,000	713,507	506,881	211,923	4,952,736

Change-in-Control	—	—	—	—	—	211,923	211,923

Termination Upon Change-in-Control	—	10,425	510,000	713,507	506,881	211,923	1,952,736

Thomas W. Hinrichs(7) (8)

Voluntary Termination	—	7,933	591,301	423,493	403,317	183,355	1,609,399

Involuntary Termination for Cause	—	—	—	—	—	—	—

Involuntary Termination Not for Cause	—	7,933	591,301	423,493	403,317	183,355	1,609,399

Retirement	—	7,933	591,301	423,493	403,317	183,355	1,609,399

Death	898,420	7,933	395,652	446,733	468,341	183,355	2,400,434

Change-in-Control	—	—	—	—	—	183,355	183,355

Termination Upon Change-in-Control	—	7,933	395,652	446,733	468,341	183,355	1,502,014

FISCAL 2023 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE(1)

Name	Death Benefit(1)	Holiday Bonus(2)	STC(3)	LTC(4)	PBRSUs(5)	SSARs(6)	Total

Matthew E. Hamel(7)

Voluntary Termination	—	9,930	500,806	595,463	525,722	241,143	1,873,064

Involuntary Termination for Cause	—	—	—	—	—	—	—

Involuntary Termination Not for Cause	—	9,930	500,806	595,463	525,722	241,143	1,873,064

Retirement	—	9,930	500,806	595,463	525,722	241,143	1,873,064

Death	2,845,000	9,930	342,900	627,967	610,378	241,143	4,677,318

Change-in-Control	—	—	—	—	—	241,143	241,143

Termination Upon Change-in-Control		9,930	342,900	627,967	610,378	241,143	1,832,318

Kirsten M. Hawley

Voluntary Termination	—	—	—	—	—	—	—

Involuntary Termination for Cause	—	—	—	—	—	—	—

Involuntary Termination Not for Cause	—	8,192	472,262	582,458	423,608	164,507	1,651,027

Retirement	—	8,192	472,262	582,458	423,608	164,507	1,651,027

Death	1,585,000	8,192	316,000	632,348	488,566	164,507	3,194,613

Change-in-Control	—	—	—	—	—	164,507	164,507

Termination Upon Change-in-Control	—	8,192	316,000	632,348	488,566	164,507	1,609,613

(1)

Death benefit includes amounts provided by Brown-Forman as an insurance benefit (generally available to all salaried employees) and additional amounts elected and paid for by each NEO as optional insurance coverage.

(2)

Pro-rated holiday bonus is provided in the event of involuntary termination not for cause, retirement, death/permanent disability, and termination upon change in control. Holiday bonus is calculated based on a December 1 to November 30 payment cycle.

(3)

A pro-rated portion of short-term cash incentives may continue, or be immediately earned and promptly paid out, as described below in the event of involuntary termination not for cause, retirement, death/permanent disability, and termination upon change in control. In the event of retirement or involuntary termination not for cause, awards are based on actual company performance and are paid at the same time and in the same manner as to active employees. Short-term cash incentives shown for retirement or involuntary termination not for cause are performance-adjusted awards paid for fiscal 2023. In the event of death/permanent disability or termination upon a change in control, awards are paid as soon as practicable after termination at a target level of performance and are shown at target in the table. Awards shown are not pro-rated because termination is assumed to have occurred on the last day of our fiscal year.

(4)

A pro-rated portion of long-term cash incentives may continue, or be immediately earned and promptly paid out, as described below, in the event of involuntary termination not for cause, retirement, death/permanent disability, or termination upon a change in control. In the event of retirement or involuntary termination not for cause, awards remain outstanding, and amounts earned, if any, are based on actual company performance and are generally paid at the same time and in the same manner as to active employees. Values shown for long-term cash incentives in situations of retirement or involuntary termination not for cause are based on actual payouts for the performance period that ended in fiscal 2023. Achievement of the performance measures for the outstanding long-term incentive awards granted in fiscal 2022 and 2023 are still highly uncertain, and we are unable to provide a narrow estimate of the possible payouts. Therefore, awards granted in fiscal 2022 and 2023 are shown at an estimated payout of 100% of target, even though actual payouts may vary between 0% and 200% of target. In the event of death/permanent disability or termination upon a change in control, awards are paid as soon as practicable after termination at a target level of performance.

(5)

A pro-rated portion of PBRSU awards may continue, or vest and be promptly paid out, as described below, in the event of involuntary termination not for cause, retirement, death/permanent disability, or termination upon a change in control. In the event of retirement or involuntary termination not for cause, awards remain outstanding, and amounts earned, if any, are based on actual company performance and are generally paid at the same time and in the same manner as to active employees. The performance measure of our PBRSUs is based on TSR relative to the Consumer Staples Index over a three-year performance period. The market has been volatile during both the open performance periods, and, based on this uncertainty, we are unable to provide a narrow estimate of the possible payout results. Values shown for PBRSUs granted in fiscal 2021 in instances of retirement or involuntary termination not for cause are based on the April 28, 2023, market value of restricted shares in fiscal 2020 at actual payout. Awards granted in 2022 and 2023 are shown at an estimated payout of 100% of target, even though actual payouts may vary between 0% and 150% of target. In the event of death/permanent disability or termination upon a change in control, awards are paid as soon as practicable after termination at the target level of performance.

(6)

Continued vesting of a pro-rated portion of SSARs is provided in the event of involuntary termination not for cause, retirement, or death/permanent disability. In the event of retirement or involuntary termination not for cause, SSARs become vested at the same time and in the same manner as they do for active employees. In the event of retirement, SSARs must be exercised by the sooner of the original expiration date or the end of seven years following the date of retirement. Employees terminated not for cause must exercise their SSARs by the sooner of the original expiration date or 12 months following vesting or, if vested, 12 months following termination. In the event of death/permanent disability, SSARs vest immediately and must be exercised by the sooner of the original expiration date or five years following the date of death or termination due to disability. In the event of a termination following a change in control, SSARs vest immediately and remain exercisable until 30 days following the originally scheduled vesting date. Awards granted in the year of termination are adjusted pro-rata based on the time worked during the fiscal year. Awards shown are not pro-rated because termination is assumed to have occurred on the last day of our fiscal year. Amounts shown represent the value realized upon vesting or non-forfeitability of nonvested SSARs based upon the difference between the exercise price and the closing price of our Class B common stock on April 30, 2023.

(7)	As retirement-eligible NEOs, Mr. Hamel and Mr. Hinrichs would each be treated as a retiree in the event of a voluntary termination.
(8)

The amount shown for Death Benefit, Holiday Bonus, STC and LTC is the U.S.-dollar equivalent based on the Bloomberg average exchange rate from May 1, 2022 through April 30, 2023 of $1 to € 1.042560. The amount shown for PBRSUs and SSARs is the U.S.-dollar equivalent based on the average exchange rate applied at the grant date of each outstanding award.

59

Stock Ownership

Beneficial Owners of More Than 5% of Brown-Forman’s Voting Stock

The table below identifies each beneficial owner of more than 5% of our Class A common stock, our only class of voting stock, as of April 30, 2023. Each of the beneficial owners listed in the table is an entity controlled by Brown family members.

The aggregate number of shares of Class A common stock beneficially owned by the persons in this table is 113,918,814 shares, or 67.3% of the 169,240,059 shares of Class A common stock outstanding as of the close of business on April 30, 2023. Taking into account ownership of shares of our non-voting Class B common stock, the Brown family controls more than 50% of the economic ownership in Brown-Forman.

	Amount and Nature of Beneficial Ownership Voting and Investment Power(1)

Name and Address	Sole	Shared	Total	Percent of Class

Wolf Pen Branch, LP
Wolf Pen Branch GP, LLC(2) 4969 U.S. Highway 42, Suite 2000	95,710,510	—	95,710,510	56.6%
Louisville, Kentucky 40222

Avish Agincourt, LLC 829 West Main Street	18,208,304	—	18,208,304	10.8%
Louisville, Kentucky 40202

(1)

Based upon information furnished to Brown-Forman by the named persons and information contained in filings with the SEC. Under SEC rules, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or as to which the person has the right to acquire beneficial ownership within 60 days (including shares underlying options or SSARs that are exercisable within 60 days). Of the shares shown in this table, none are known to be shares with respect to which the beneficial owner has the right to acquire beneficial ownership within sixty days.

(2)

Wolf Pen Branch, LP, has sole voting power with respect to the shares reflected in the table and sole investment power with respect to 42,000,000 shares of Class A common stock. Wolf Pen Branch GP, LLC, has voting and investment power with respect to the same shares by virtue of serving as general partner of Wolf Pen Branch, LP.

STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as of April 30, 2023, the number and percentages of shares of our Class A and Class B common stock beneficially owned by each current director, each director nominee, each NEO, and by all directors and executive officers as a group. Some shares shown below are beneficially owned by more than one person. As of the close of business on April 30, 2023, there were 169,240,059 shares of Class A common stock and 310,076,579 shares of Class B common stock outstanding.

STOCK BENEFICIALLY OWNED BY DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS AS OF APRIL 30, 2023

	Class A Common Stock(2)(3) Voting or Investment Power					Class B Common Stock(2)(3) Investment Power

Name(1)	Sole	Shared	Total		% of Class	Sole		Shared	Total		% of Class

Campbell P. Brown(4)	3,917,120	—	3,917,120		2.3%	2,586,015		220,180	2,806,195		*

Elizabeth M. Brown(4)	—	—	—		*	721,735		15,576	737,311		*

Stuart R. Brown	1,182,907	239,500	1,422,407		*	501,707		11,490	513,197		*

Mark A. Clouse	—	—	—		*	—		—	—		*

John D. Cook	—	—	—		*	31,045		—	31,045		*

Leanne D. Cunningham	4,426	—	4,426		*	29,914	(5)	—	29,914		*

Marshall B. Farrer(4)	—	—	—		*	35,822		—	35,822		*

Matthew E. Hamel	34,321	—	34,321		*	458,525	(5)	—	458,525		*

Kirsten M. Hawley	11,211	—	11,211		*	59,750	(5)	—	59,750		*

Thomas W. Hinrichs	4,827	—	4,827		*	97,316		—	97,316		*

Augusta Brown Holland(4)	1,174,253	6,742	1,180,995		*	879,623		9,613	889,236		*

Michael J. Roney	—	—	—		*	—		—	—		*

Jan E. Singer	—	—	—		*	—		—	—		*

Tracy L. Skeans	—	—	—		*	—		—	—		*

Elizabeth A. Smith	—	—	—		*	—		—	—		*

Michael A. Todman	—	—	—		*	—		—	—		*

Lawson E. Whiting	27,548	—	27,548		*	387,535		—	387,535		*

All Directors and Executive Officers as a Group (22 persons, including those named above) (6)	6,356,773	246,242	6,603,015	(7)	3.9%	5,888,093		256,859	6,144,952	(8)	2.0%

*	Represents less than 1% of the class.
(1)	The address for each person named in the table is 850 Dixie Highway, Louisville, Kentucky 40210.
(2)

Based upon company information, information furnished to Brown-Forman by the named persons, and information contained in filings with the SEC. Under SEC rules, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or as to which the person has the right to acquire beneficial ownership within 60 days (including shares underlying options or SSARs that are exercisable within 60 days).

61

(3)

Includes the following Class B SSARs that are currently exercisable or that will become exercisable on or before June 29, 2023 (60 days after April 30, 2023). Class A and Class B DSUs, which are described in “Director Compensation” beginning on page 26, are not included in the main table. PBRSUs were issued as shares of Class A and Class B common stock on June 1, 2023 as reflected below, and also are not included in the main table.

	Class A		Class B

Name	PBRSU Shares	DSUs	PBRSU Shares	SSARs	DSUs

Campbell P. Brown	—	11,514	244	40,285	—

Stuart R. Brown	—	12,892	—	—	—

John D. Cook	—	31,688	—	—	19,896

Leanne D. Cunningham	—	—	—	26,428	—

Marshall B. Farrer	—	—	368	14,310	—

Matthew E. Hamel	1,388	—	—	262,775	—

Kirsten M. Hawley	1,066	—	—	49,567	—

Thomas W. Hinrichs	1,066	—	—	80,929	—

Augusta Brown Holland	—	14,036	—	—	1,553

Michael J. Roney	—	32,177	—	—	4,269

Jan E. Singer	—	3,075	—	—	—

Tracy L. Skeans	—	18,809	—	—	—

Michael A. Todman	—	23,061	—	—	2,891

Lawson E. Whiting	14,832	—	—	362,090	—

(4)

Campbell P. Brown, Elizabeth M. Brown, Marshall B. Farrer, and Augusta Brown Holland do not hold voting power over any shares of Class A common stock. Each holds sole or shared investment power over the shares of Class A common stock presented in the table.

(5)

Includes Class B common stock held in the 401(k) plan as of the close of business on April 30, 2023, as follows: Leanne D. Cunningham, 13 shares; Matthew E. Hamel, 20,015 shares; and Kirsten M. Hawley, 5,591 shares.

(6)

“All Directors and Executive Officers as a Group” includes 22 individuals, including those directors and officers named in the table. In calculating the aggregate number of shares and percentages owned by all directors and executive officers as a group, each share is counted only once.

(7)	Directors and executive officers as a group hold 147,252 Class A DSUs, which are not included in the main table.
(8)

Includes 914,947 Class B SSARs held by all directors and executive officers as a group that are exercisable on or before June 29, 2023 (60 days after April 30, 2023). Includes 2,199 shares of Class B common stock pledged as security. Directors and executive officers as a group hold 28,609 Class B DSUs, which are not included in the main table.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act), requires our executive officers, directors, and “beneficial owners” of more than 10% of our Class A common stock to file stock ownership reports and reports of changes in ownership with the SEC. Based on a review of those reports and written representations from the reporting persons, we believe that, during fiscal 2023, all transactions were reported on a timely basis except one grant of stock settled stock appreciation rights covering 1,840 shares of Class B common stock, with an exercise price of $71.24 (adjusted to $70.242 as part of the December 2021 special dividend), was inadvertently omitted from Crystal L. Peterson’s Initial Statement of Beneficial Ownership on Form 3. Ms. Peterson’s Form 3 was promptly amended to correct this omission.

Pay Ratio Disclosure

CEO Pay Ratio

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires us to disclose the ratio between the annual total compensation of our CEO and the annual total compensation of our “median employee.”

In fiscal 2023, the annual total compensation for our CEO, Mr. Whiting, was $9,651,262 as disclosed in the Fiscal 2023 Summary Compensation Table on page 50. In order to determine the annual total compensation of our median employee, Brown-Forman:

•	Identified our global employee population as of February 1, 2023.
•	Compared payroll data of our global employee population using a consistently applied compensation measure of base salary (including overtime) and holiday bonus paid to our employees during the most recent tax year of January 1, 2022, to December 31, 2022.
•	Used the consistently applied compensation measure to identify the median employee.
•	Calculated the annual total compensation of our median employee in the same manner used to determine our CEO’s total compensation as disclosed in the Fiscal 2023 Summary Compensation Table.

In identifying our median employee, we did not utilize material estimates, statistical sampling, or assumptions. Following the above methodology, our median employee for fiscal 2023 received annual total compensation of $53,271 in fiscal 2023. Consequently, the ratio of the annual total compensation for our CEO to the annual total compensation for our median employee in fiscal 2023 was 181-to-1.

Given the impact of company performance on CEO pay, combined with employee demographics, varying competitive pay practices, and SEC rules that provide wide flexibility for how a company may calculate its pay ratio, we believe it is important to note that our reported ratio may not have been calculated in the same way as that of other companies. As a result, these ratios may not be a useful basis for comparison. Additional details on our compensation philosophy, objectives, and the decisions of our Compensation Committee may be found in our “Compensation Discussion and Analysis” beginning on page 32.

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Pay Versus Performance
Introduction
In
accordance with the SEC’s disclosure requirements, the information below compares “Compensation Actually Paid” (CAP) to our performance (PVP). Additional information on how the Compensation Committee makes compensation decisions and aligns pay with performance can be found in our “Compensation and Discussion Analysis” beginning on page 32.
Most Important Metrics Used for Linking Pay and Performance
The list below shows the most important metrics used by the Committee to link CAP to company performance.

Underlying Net Sales (1) Growth	We consider underlying net sales growth and underlying operating income growth to be the most important financial measures used to link pay with performance in fiscal 2023 because they (1) are used to determine 70% of the short-term cash incentive award payout for the company’s chief executive officer, who is our principal executive officer (PEO), and other NEOs, and (2) are used on a relative basis to determine 100% of the long-term incentive cash award payout for the PEO and other NEOs.
Underlying Operating Income (2) Growth
Relative TSR
Stock Appreciation

(1)	“Underlying net sales” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.
(2)	“Underlying operating income” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.
Pay versus Performance Table
The table below shows the total compensation for our PEO and the average of our non-PEO
NEOs (as set forth in the Summary Compensation Table on page 50), the CAP for our PEO and the average for our non-PEO
NEOs, our absolute TSR, the TSR of our peer group over the same period, our net income, our underlying net sales growth and underlying operating income growth for the last three fiscal years.

FISCAL 2023 PAY VS PERFORMANCE

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for Non- PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (3)	B-F TSR (4)	Peer Group TSR (4)	Net Income (in millions)	Underlying Net Sales Growth	Underlying Operating Income Growth

2023	$ 9,651,262	$ 6,771,842	$ 2,059,136	$ 1,752,991	$ 109	$ 146	$ 783	11%	8%

2022	8,364,936	4,476,542	1,567,977	1,271,730	112	143	838	13%	15%

2021	9,112,109	11,798,204	2,072,337	2,709,953	124	123	903	6%	4%

(1)	The PEO for each of fiscal 2021, 2022, and 2023 was Mr. Whiting.
(2)
The NEOs in fiscal 2023 were Ms. Cunningham, Mr. Hinrichs, Mr. Hamel, and Ms. Hawley. The NEOs in fiscal 2022 were Ms. Cunningham, Mr. Hinrichs, Mr. Hamel, Ms. Hawley, and Jane Morreau. The NEOs in fiscal 2021 were Ms. Morreau, Mr. Hinrichs, Mr. Hamel, and Ms. Hawley.

(3)
SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the Pay versus Performance Table. “Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a valuation calculated under applicable SEC rules. In general, “compensation actually paid” is calculated as summary compensation table total compensation adjusted to (a) include the value of any pension benefit (or loss) attributed to the past fiscal year, including on account of any amendments adopted during such year; and (b) include the fair market value of equity awards as of April 30, 2023 or, if earlier, the vesting date (rather than the grant date) and factor in dividends and interest accrued with respect to such awards. There was no prior service cost adjustment with respect to any pension plans; no awards were granted and vested in the same year; no awards granted in any prior fiscal year failed to meet applicable vesting conditions during the covered fiscal year; there was no change in fair value of outstanding, vested equity granted in prior years; and there were no dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise reported.

The following table detail the applicable adjustments:

PENSION VALUE AND EQUITY AWARD ADJUSTMENTS

Year	Summary Compensation Table Total	Deduct change in pension value	Add Pension Service Cost Adjustment	Deduct Summary Compensation Table Stock & Option Awards	Add Year-End Value of Unvested Equity Granted in Covered Fiscal Year	Add Change in Value of Unvested Equity Granted in Prior Years

PEO

2023	$ 9,651,262	$ (1,095,610)	$ 375,220	$ (3,862,409)	$ 2,773,884	$ (1,070,505)

2022	8,364,936	(811,189)	386,185	(3,371,539)	2,908,042	(2,999,893)

2021	9,112,109	(1,006,606)	376,123	(3,595,862)	4,457,842	(2,454,598)

Average Non-PEO NEOs

2023	2,059,136	(143,794)	92,310	(500,230)	359,253	(113,684)

2022	1,567,977	–	112,527	(349,638)	301,569	(60,704)

2021	2,072,337	(297,275)	157,787	(486,612)	620,239	643,478

(4)	TSR is calculated on a cumulative basis measured from the market close on April 30, 2020, through the end of the indicated fiscal year.

Relationship Between “Compensation Actually Paid” and Performance Measures
In fiscal 2023, our cumulative TSR was 109% compared to peer group TSR of 146% at the end of the three-year period (with variation by individual year). The PEO and non-PEO
CAP decreased from fiscal 2021 to fiscal 2022 and then increased from fiscal 2022 to fiscal 2023, which reflects the significance of underlying net sales growth and underlying operating income growth as key drivers of our compensation program.
Our reported net income decreased over the three-year period, while our PEO and non-PEO
CAP decreased from fiscal 2021 to fiscal 2022 and increased from fiscal 2022 to fiscal 2023, reflecting the emphasis on underlying net sales growth and underlying operating income growth, rather than net income, which is not part of our executive compensation program.
Underlying net sales growth and underlying operating income growth increased significantly during fiscal 2022 (+13% and +15%, respectively, compared to fiscal 2021) and increased again in fiscal 2023 (+11% and +8%, respectively, compared to fiscal 2022). As noted above, our PEO and non-PEO
CAP decreased from fiscal 2021 to fiscal 2022 and then increased from fiscal 2022 to fiscal 2023. The reason for the variation between our CAP and company selected performance metrics is that we previously evaluated our short-term incentive performance relative to a peer group; however, we changed our executive compensation program for fiscal 2023 to measure underlying net sales growth and underlying operating income growth compared to an absolute target.

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Audit Matters

This section contains a report of the Audit Committee of the Board of Directors. It also explains the role of the Audit Committee and sets forth the fees paid to our independent registered public accounting firm.

Report of Audit Committee

The Audit Committee is responsible for overseeing the integrity of the company’s financial statements on behalf of the Board. Management is responsible for establishing and maintaining the company’s internal controls, for preparing the financial statements, and for the public financial reporting process. The company’s internal audit function is responsible for preparing and executing an annual internal audit plan under the supervision of the Director of Internal Audit, who is accountable to the Audit Committee. The independent registered public accounting firm is responsible for performing an audit of the company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing a report on its audit. The independent registered public accounting firm also reports on the effectiveness of the company’s internal control over financial reporting. The Audit Committee reviews the work of management in respect of these matters and has direct responsibility for retaining, compensating, and overseeing the independent registered public accounting firm on behalf of the Board.

On behalf of the Board, the Audit Committee retained Ernst & Young LLP (EY) as the independent registered public accounting firm to audit the company’s consolidated financial statements and the effectiveness of the company’s internal control over financial reporting for fiscal 2023. The Audit Committee reviewed and discussed with management and EY the audited financial statements as of and for the fiscal year ended April 30, 2023. In addition, the Audit Committee reviewed and discussed, with management, management’s assessment of the effectiveness of the company’s internal control over financial reporting and, with EY, EY’s evaluation of the company’s system of internal controls. These discussions included meetings with EY without representatives of management present, and executive sessions with the Director of Internal Audit.

The Audit Committee discussed with EY matters required to be discussed by the applicable requirements of the PCAOB and the SEC. EY provided the Audit Committee with the written disclosures and the letter required by the PCAOB for independent auditor communications with audit committees concerning independence, and the Audit

Committee discussed with EY the firm’s independence and ability to conduct the audit. The Audit Committee has determined that EY’s provision of audit and non-audit services to the company is compatible with maintaining auditor independence.

Based on the foregoing, the Audit Committee recommended to the Board that the company’s audited financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2023.

AUDIT COMMITTEE

Michael A. Todman, Chair

Jan E. Singer

Tracy L. Skeans

Elizabeth A. Smith

Fees Paid to Independent Registered Public Accounting Firm

The following table presents the fees Brown-Forman incurred for the professional services provided by the company’s independent registered public accounting firm, EY, for fiscal years 2022 and 2023. All such fees were pre-approved by the Audit Committee in accordance with the policy described below.

	Fiscal Years

	2022	2023

Audit Fees	$1,430,000	$2,093,000

Audit-Related Fees	101,000	253,000

Tax Fees	2,415,000	2,260,000

Compliance	2,124,000	1,929,000

Advisory and Planning	291,000	331,000

All Other Fees	—	—

Total	$3,946,000	$4,606,000

Audit Fees

This category consists of the audit of Brown-Forman’s annual financial statements included in the Annual Report on Form 10-K, attestation services relating to the report on internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, review of interim financial statements included in quarterly reports on Form 10-Q, services normally provided in connection with statutory and regulatory filings or engagements, services related to acquisitions and impairment reviews, and statutory audits required by foreign jurisdictions.

Audit-Related Fees

This category consists of fees for assurance and related services that are reasonably related to the performance of the audit or review of Brown-Forman’s financial statements but are not included in the Audit Fees category. Such fees are primarily associated with services related to security offerings and internal controls associated with information technology system implementations and statutory audit reporting.

Tax Fees

This category consists of two types of fees: tax compliance services, which include the preparation of global tax returns, refund claims, and services related to our global mobility program; and tax advisory and planning services, which include tax planning and other consulting services.

67

Audit Committee Pre-Approval Policies and Procedures

It is the policy of the Audit Committee to pre-approve all audit services and permitted non-audit services (including an estimate of the fees or a range of fees) to be performed for Brown-Forman by its independent registered public accounting firm, subject to the de minimis exception for non-audit services described in the Exchange Act and the applicable rules and regulations of the SEC. The Audit Committee pre-approved the fiscal 2023 audit and non-audit services provided by EY. The non-audit services approved by the Audit Committee also were reviewed to ensure compatibility with maintaining EY’s independence. The Audit Committee has delegated to its Chair the authority to pre-approve proposed non-audit services and fees that arise between meetings, with the understanding that any such decision will be reviewed at the next scheduled Audit Committee meeting. During the approval process, the Audit Committee considers the potential impact of the type of service on the independence of the registered public accounting firm. Services and fees must be deemed compatible with the maintenance of the registered public accounting firm’s independence, including compliance with SEC rules and regulations. The Audit Committee may not delegate to management the Audit Committee’s responsibility to pre-approve permitted services of our independent registered public accounting firm. Throughout the year, the Audit Committee reviews any revisions to the estimates of fees initially approved.

The Audit Committee has adopted other policies in an effort to help ensure the independence of our independent registered public accounting firm. The Audit Committee must pre-approve the rendering of personal financial and tax advice to any of Brown-Forman’s designated executive officers by its independent registered public accounting firm. In addition, the Audit Committee has a policy that limits Brown Forman’s ability to hire certain current and former employees of our independent registered public accounting firm.

Other Information

Certain Relationships and Related Transactions

Related Person Transactions

Rules and policies. SEC regulations require disclosure of certain transactions between Brown-Forman and a “related person.” For purposes of these regulations, a “related person” generally includes any individual who was a director or executive officer at any time during the last fiscal year, a director nominee, a beneficial owner of more than 5% of our voting securities, and any immediate family member of any such person. To gather information regarding related person transactions, Brown-Forman asked each director, director nominee, executive officer, and more than 5% beneficial owner to disclose any company transaction with a related person since May 1, 2022, or any such proposed transaction. In accordance with our Related Person Transactions Policy, the Audit Committee is responsible for reviewing, and if appropriate, approving related person transactions.

Other transactions. On May 24, 2023, after fifteen years of dedicated service, John D. Cook informed the Board that he would not stand for re-election as a director at the Annual Meeting. In order to secure certain transition and consulting services from Mr. Cook, on June 13, 2023, the Company entered into a transition and consulting agreement with Mr. Cook (the “Cook Agreement”). Pursuant to the Cook Agreement, Mr. Cook has agreed to provide certain transition and consulting services to the Company for one year following his departure from the Board. For such services, the Company will pay Mr. Cook $215,000 in two equal installments.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of Brown-Forman, and no executive officer of Brown-Forman has served on the compensation committee or board of any company that employed any member of our Compensation Committee or Board of Directors either during fiscal 2023 or as of the date of this Proxy Statement.

Other Proposed Action at the Meeting

As of June 23, 2023, we know of no additional business that will come before the meeting. If any other matters are properly presented for voting at the Annual Meeting, the proxies will be voted on those matters as the Board may recommend or, in the absence of a recommendation, in accordance with the judgment of the proxy holders.

Stockholder Proposals for the 2024 Annual Meeting

To be considered for inclusion in the Proxy Statement for the 2024 Annual Meeting of Stockholders, stockholder proposals under Rule 14a-8 of the Exchange Act must be received by Brown-Forman at its principal office at 850 Dixie Highway, Louisville, Kentucky 40210, no later than February 24, 2024. Proposals should be sent to the attention of our Secretary, and must comply with SEC requirements related to the inclusion of stockholder proposals under Rule 14a-8 of the Exchange Act in company-sponsored proxy materials. Any notice of a proposal submitted outside the process of Rule 14a-8 of the Exchange Act that a stockholder intends to bring at our 2024 Annual Meeting of Stockholders should be sent to the attention of our Secretary, at the address above, between March 29, 2024, and April 28, 2024. The notice must set forth the information required by our By-Laws as to the stockholder giving the notice and the proposal or the person whom the stockholder proposes to nominate for election as a director. In addition to satisfying the requirements under our By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Brown-Forman’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of Brown-Forman’s shares entitled to vote on the election of directors in support of director nominees other than Brown-Forman’s nominees).

By Order of the Board of Directors
JAILEAH X. HUDDLESTON
Secretary

Louisville, Kentucky
June 23, 2023

69

Appendix A

NON-GAAP FINANCIAL MEASURES

We use some financial measures in this Proxy Statement that are not measures of financial performance under U.S. generally accepted accounting principles (GAAP). These non-GAAP measures, defined below, should be viewed as supplements to (not substitutes for) our results of operations and other measures reported under GAAP. Other companies may not define or calculate these non-GAAP measures in the same way.

“Underlying change” in measures of statements of operations. We present changes in certain measures, or line items, of the statements of operations that are adjusted to an “underlying” basis. We use “underlying change” for underlying net sales and underlying operating income to calculate components of management incentive compensation. To calculate these measures, we adjust, as applicable, for (a) acquisitions and divestitures, (b) foreign exchange, (c) estimated net changes in distributor inventories, (d) the establishment of our charitable foundation along with a subsequent commitment to the charitable foundation, and (e) impairment charges. We explain these adjustments below.

“Acquisitions and divestitures.” This adjustment removes (a) the gain or loss recognized on sale of divested brands, (b) any non-recurring effects related to our acquisitions and divestitures (e.g., transaction, transition, and integration costs), and (c) the effects of operating activity related to acquired and divested brands for periods not comparable year-over-year (non-comparable periods). Excluding non-comparable periods allows us to include the effects of acquired and divested brands only to the extent that results are comparable year-over-year. We believe that these adjustments allow for us to better understand our underlying results on a comparable basis.

In fiscal 2020, we acquired The 86 Company, which owns Fords Gin. This adjustment removes (a) transaction and integration costs related to the acquisition and (b) operating activity for the acquired business for the non-comparable period. With respect to comparison of fiscal 2020 to fiscal 2019, the non-comparable period comprised all months; with respect to comparisons of fiscal 2021 to fiscal 2020, the non-comparable period is the first quarter of fiscal 2021.

During fiscal 2021, we sold our Early Times, Canadian Mist, and Collingwood brands and related assets, which resulted in a pre-tax gain of $127 million, and entered into a related TSA for these brands. This adjustment removes (a) transaction and integration costs related to the divestitures, (b) the gain on sale of Early Times, Canadian Mist, and Collingwood and related assets, (c) operating activity for the non-comparable periods for Early Times, Canadian Mist, and Collingwood, and (d) the net sales and operating expenses recognized pursuant to the TSA related to (i) contract bottling services and (ii) distribution services in certain markets. With respect to comparisons of fiscal 2021 to fiscal 2020, the non-comparable period is the second, third, and fourth quarters of both fiscal 2021 and fiscal 2020. With respect to comparisons of fiscal 2023 and fiscal 2022, the non-comparable period is the first quarter of fiscal 2022.

During the third quarter of fiscal 2021, we acquired Part Time Rangers Holdings Limited, which owns Part Time Rangers RTDs. This adjustment removes (a) transaction and integration costs related to the acquisition and (b) operating activity for the acquired business for the non-comparable period. With respect to comparisons of fiscal 2021 to fiscal 2020, the non-comparable period is the third and fourth quarters of fiscal 2021; with respect to comparisons of fiscal 2022 to fiscal 2021, the non-comparable period is primarily activity in the first and second quarters of fiscal 2022.

During the third quarter of fiscal 2023, we acquired Gin Mare Brand, S.L.U. and Mareliquid Vantguard, S.L.U., which own the Gin Mare brand (Gin Mare). This adjustment removes (a) transaction and integration costs related to the acquisition and (b) operating activity for the acquired business for the non-comparable period. With respect to comparisons of fiscal 2023 to fiscal 2022, the non-comparable period is the third and fourth quarters of fiscal 2023.

During the third quarter of fiscal 2023, we also acquired (a) International Rum and Spirits Distributors Unipessoal, Lda., (b) Diplomático Branding Unipessoal Lda., (c) International Bottling Services, S.A., (d) International Rum & Spirits Marketing Solutions, S.L., and (e) certain assets of Destilerias Unidas Corp., which collectively own the Diplomático Rum brand and related assets (Diplomático). This adjustment removes (a) transaction and integration costs related to the acquisition and (b) operating activity for the acquired business for the non-comparable period. With respect to comparisons of fiscal 2023 to fiscal 2022, the non-comparable period is the third and fourth quarters of fiscal 2023.

“Foreign exchange.” We calculate the percentage change in certain line items of the statements of operations in accordance with GAAP and adjust to exclude the cost or benefit of currency fluctuations. Adjusting for foreign exchange allows us to understand our business on a constant-dollar basis, as fluctuations in exchange rates can distort the underlying trend both positively and negatively. (In this Proxy Statement, “dollar” always means the U.S. dollar unless stated otherwise.) To eliminate the effect of foreign exchange fluctuations when comparing across periods, we translate current-year results at prior-year rates and remove transactional and hedging foreign exchange gains and losses from current-and prior-year periods.

“Estimated net changes in distributor inventories.” This adjustment refers to the estimated net effect of changes in distributor inventories on changes in certain line items of the statements of operations. For each period compared, we use volume information from our distributors to estimate the effect of distributor inventory changes in certain line items of the statements of operations. We believe that this adjustment reduces the effect of varying levels of distributor inventories on changes in certain line items of the statements of operations and allows us to better understand our underlying results and trends.

“Foundation.” During the fourth quarter of fiscal 2021, we committed $20 million to the Brown-Forman Foundation to support the communities where our employees live and work. This adjustment removes the $20 million commitment to the Foundation from our underlying SG&A expenses and underlying operating income to present our underlying results on a comparable basis.

“Impairment charges.” During fiscal 2020, we recognized a non-cash impairment charge of $13 million for our Chambord brand name. During the first three quarters of fiscal 2022, we recognized non-cash impairment charges of $9 million for certain fixed assets. During the fourth quarter of fiscal 2022, we recognized a non-cash impairment charge of $52 million for our Finlandia brand name. During the third quarter of fiscal 2023, we recognized a non-cash impairment charge of $96 million for the Finlandia brand name. We believe that these adjustments allow for us to better understand our underlying results on a comparable basis.

We use the non-GAAP measure “underlying change” to calculate components of management incentive compensation. “Underlying change” differs from “organic change,” which we use for certain measures, or line items, of the statements of operations when reporting our financial results publicly. “Organic change” includes all of the non-GAAP adjustments that we include in “underlying change,” except that “organic change” does not include an adjustment for “estimated net change in distributor inventories,” which reflects the estimated net effect of changes in distributor inventories on changes in certain line items of the statements of operations. We provide reconciliations of the “underlying change” in net sales and operating income (non-GAAP) to the change in reported net sales and operating income (GAAP) in the following tables.

RECONCILIATION OF NON-GAAP UNDERLYING CHANGES

RECONCILIATION OF UNDERLYING NET SALES YEAR-OVER-YEAR CHANGE

	Percentage Change Versus Prior Fiscal Year

	2021	2022	2023

Change in reported net sales (GAAP)	3%	14%	8%

Acquisitions and divestitures	—%	2%	0%

Foreign exchange	-1%	2%	3%

Estimated net change in distributor inventories	4%	-4%	0%

Change in underlying net sales (non-GAAP)	6%	13%	11%

RECONCILIATION OF UNDERLYING OPERATING INCOME YEAR-OVER-YEAR CHANGE

	Percentage Change Versus Prior Fiscal Year

	2021	2022	2023

Change in reported operating income (GAAP)	7%	3%	-6%

Acquisitions and divestitures	-10%	14%	4%

Foundation	2%	-2%	0%

Foreign exchange	-2%	6%	7%

Estimated net change in distributor inventories	9%	-12%	0%

Impairment charges	-1%	6%	3%

Change in underlying operating income (non-GAAP)	4%	15%	8%

OTHER METRICS

“Return on average invested capital.” This measure refers to the sum of net income and after-tax interest expense, divided by average invested capital. Average invested capital equals assets less liabilities, excluding interest-bearing debt, and is calculated using the average of the most recent five quarter-end balances. After-tax interest expense equals interest expense multiplied by one minus our effective tax rate. We use this non-GAAP measure because we consider return on average invested capital to be a meaningful indicator of how effectively and efficiently we invest capital in our business.

In fiscal 2023, we changed the methodology used to determine average invested capital. Previously, average invested capital was computed using the average of the most recent 13 month-end balances. Average invested capital is now calculated using the average of the most recent five quarter-end balances, which are disclosed in the relevant quarterly reports on Form 10-Q and Annual Reports on Form 10-K. This change in methodology was consistently applied to return on average invested capital for each period presented.

71

JACK DANIEL'S
Tennessee
HONEY
ORIGINAL RECIPE
JACK DANIEL'S
ORIGINAL RECIPE
Tennessee
HONEY

BROWN-FORMAN

850 Dixie Highway
Louisville, Kentucky 40210

Brown-Forman.com

850 Dixie Highway Louisville, Kentucky 40210 Brown-Forman.com

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BROWN-FORMAN CORPORATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ”FOR” PROPOSALS 1, 2, AND 4 AND “3 YEARS” ON PROPOSAL 3: 1. Election of Directors

Nominees:	For	Against	Abstain

1a. Campbell P. Brown	☐	☐	☐			For	Against	Abstain
1b. Elizabeth M. Brown	☐	☐	☐	2. Advisory vote to approve the compensation of our named executive officers		☐	☐	☐
1c. Stuart R. Brown	☐	☐	☐		1 Year	2 Years	3 Years	Abstain
1d. Mark A. Clouse	☐	☐	☐	3. Advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers	☐	☐	☐	☐
1e. Marshall B. Farrer	☐	☐	☐			For	Against	Abstain
1f. Michael J. Roney	☐	☐	☐	4. Ratification of the Selection of Ernst & Young LLP as Brown-Forman Corporation’s Independent Registered Public Accounting Firm for Fiscal 2024		☐	☐	☐
1g. Jan E. Singer	☐	☐	☐
1h. Tracy L. Skeans	☐	☐	☐
1i. Elizabeth A. Smith	☐	☐	☐
1j. Michael A. Todman	☐	☐	☐
1k. Lawson E. Whiting	☐	☐	☐

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted “FOR” the election of each of the nominees for director, “FOR” the advisory vote to approve the compensation of our named executive officers, “3 YEARS” for the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers, and “FOR” the ratification of the selection of Ernst & Young LLP as Brown-Forman Corporation’s Independent Registered Public Accounting Firm for Fiscal 2024. If any other business properly comes before the Annual Meeting, the persons named in this proxy will vote in their discretion.

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Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)		Date

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JULY 27, 2023.

The undersigned hereby appoint(s) Campbell P. Brown, Lawson E. Whiting, and Jaileah X. Huddleston, and each of them, as proxies, with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of Brown-Forman Corporation that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 A.M. Eastern Daylight Time on Thursday, July 27, 2023, at the Kentucky Center for the Performing Arts, 501 West Main Street, Louisville, Kentucky 40202, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, “FOR” THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, “3 YEARS” FOR THE ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS BROWN-FORMAN CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2024. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AT THE DISCRETION OF THE NAMED PROXY HOLDERS UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE